File Nos. 333-185798
811-03859

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 16	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 16	[X]

Variable Separate Account
(Exact Name of Registered Separate Account)
American General Life Insurance Company
(Name of Insurance Company)
2727-A Allen Parkway, Houston, Texas 77019
(Address of Insurance Company’s Principal Executive Offices) (Zip Code)
(800) 871-2000
(Insurance Company’s Telephone Number, including Area Code)

American Home Assurance Company
(Name of Guarantor)
1271 Avenue of the Americas, FL37, New York, NY 10020-1304
(Address of Guarantor’s Principal Executive Offices) (Zip Code)
(212) 770-7000
(Guarantor’s Telephone Number, including Area Code)
Trina Sandoval, Esq.
American General Life Insurance Company
21650 Oxnard Street, Suite 750, Woodland Hills, California 91367
(Name and Address of Agent for Service)
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
☐  immediately upon filing pursuant to paragraph (b)
☒  on May 1, 2026 pursuant to paragraph (b)
☐  60 days after filing pursuant to paragraph (a)(1)
☐  on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).
If appropriate, check the following box:
☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:
☐  New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
☐  Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
☐  If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Acton (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 (“Securities Act”).
☐  Insurance Company relying on Rule 12h-7 under the Exchange Act
☐  Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)
Title of Securities Being Registered: Units of interest in flexible premium deferred variable annuity contracts.

Prospectus
May 1, 2026
Flexible Premium Deferred Variable Annuity Contract
issued by
American General Life Insurance Company
in all states except New York
in connection with
VARIABLE SEPARATE ACCOUNT
This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed in Appendix A to this prospectus. Please see APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT for additional information about the Variable Portfolios and the Fixed Account options.
This contract is no longer available for purchase by new contract Owners.
Please read this prospectus carefully and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.
The contract is not a short-term investment and is not appropriate for investors who plan or need to take withdrawals or surrender the contract during the first seven contract years due to application of Withdrawal Charges. Withdrawals could also result in taxes and tax penalties. The contract is a complex investment and involves risks, including potential loss of principal. You should speak with your financial representative about the contract's features, benefits, risks, and fees.
The Company's obligations under the contracts are subject to its financial strength and claims paying ability.
These securities have not been approved or disapproved by the SEC, nor any state securities commission, nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.
Inquiries: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.corebridgefinancial.com/annuities).
Please see ALLOCATION OF PURCHASE PAYMENTS in this prospectus for the address to which you must send Purchase Payments.

Glossary

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.
Accumulation Phase - The period during which you invest money in your contract.
Accumulation Units - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
Annuitant - The person on whose life we base annuity income payments after you begin the Income Phase.
Annuity Date - The date you select on which annuity income payments begin.
Annuity Units - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.
Beneficiary - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other’s primary Beneficiary.
Company - Refers to American General Life Insurance Company (“AGL”), the insurer that issues the contract. The term “we,” “us” and “our” are also used to identify the Company.
Continuation Contribution - An amount by which the death benefit that would have been paid to the spousal Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon spousal continuation.
Continuing Spouse - Spouse of original contract Owner at the time of death who elects to continue the contract after the death of the original contract Owner.
Fixed Account - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.
General Account - The Company’s account, which includes any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death benefits which are in excess of portions of contract value allocated to the Variable Portfolios.
Good Order - Fully and accurately completed form(s) and/or instructions, including any necessary documentation, applicable to any given transaction or request received by us.
Income Phase - The period upon annuitization during which we make annuity income payments to you.
Insurable Interest - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.
Latest Annuity Date - The first NYSE business day of the month following your 90th birthday.
Market Close - The close of the New York Stock Exchange on business days, excluding holidays, usually at 1:00 p.m. Pacific Time.
Non-Qualified (contract) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account (“IRA”).
NYSE - New York Stock Exchange.
Owner - The person or entity (if a non-natural Owner) with an interest or title to this contract. The term “you” or “your” are also used to identify the Owner.
Purchase Payments - The money you give us to buy and invest in the contract.
Purchase Payments Limit - $1,000,000.
Qualified (contract) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
Separate Account - A segregated asset account maintained by the Company separately from the Company’s General Account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.
Trusts - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series®, Goldman Sachs Variable Insurance Trust, Lord Abbett Series Fund, Inc., Seasons Series Trust and SunAmerica Series Trust.
Underlying Funds - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.
Variable Portfolio(s) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

OVERVIEW OF THE CONTRACT

Purpose of the Contract
The contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. You can accumulate assets by investing in the contract’s investment options and then later convert those accumulated assets into a stream of guaranteed income payments from us. The contract includes certain death benefit options that may help financially protect your beneficiaries in the event of your death.
This contract may be appropriate for you if you have a long investment time horizon and the contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the contract’s Variable Portfolios.
Phases of the Contract
Like all deferred annuities, the contract has two phases: (1) the Accumulation Phase (for savings) and (2) the Income Phase (for income).
Accumulation Phase. During the Accumulation Phase, you invest the money under your contract in one or more available investment options to help you build assets on a tax-deferred basis. The available investment options may include:
•
Variable Portfolios. When you invest in a Variable Portfolio, you are indirectly investing in the Variable Portfolio’s Underlying Fund. The Underlying Funds have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a Variable Portfolio.
Additional information about each Underlying Fund is provided in an appendix to this prospectus. Please see APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
•
Fixed Accounts. When you invest in a Fixed Account option, your principal is guaranteed and earns interest based on a rate set and guaranteed by the Company. Additional information about each Fixed Account is provided in an appendix to this prospectus. Please see APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
The amount of money you accumulate under your contract depends (in part) on the performance of the investment options you choose. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions and possible fees. Your accumulated assets impact the value of your contract’s benefits during the Accumulation Phase, including the death benefit, as well as the amount available for withdrawal.
Income Phase. When you are ready to receive guaranteed income under the contract, you can switch to the Income Phase, at which time you will start to receive annuity income payments from us. This is also referred to as “annuitizing” your contract. You generally decide when to annuitize your contract, although there are restrictions on the earliest and latest times that your contract may be annuitized. If you do not annuitize or surrender your contract before the latest annuitization date, your contract will be automatically annuitized. Once your contract is annuitized, you will no longer be able to surrender, take withdrawals of contract value and all other features and benefits of your contract, including the death benefit, will terminate.
You can choose from the available annuity income options, which may provide income for life, for an available period of time, or a combination of both. You can also choose to receive payments on a variable or fixed basis, or some combination of both. If the payments are fixed, the dollar amount of each payment will not change. If the payments are variable, the dollar amounts for the payments will fluctuate.
There is no death benefit during the Income Phase. Annuity payments may be payable after death depending on the annuity income option that you selected. You cannot take withdrawals of contract value or surrender the contract during the Income Phase.
Contract Features
Accessing Your Money. You may withdraw money from your contract at any time during the Accumulation Phase. If you make a withdrawal, you may have to pay a withdrawal charge and/or income taxes, including a tax penalty if you are younger than age 59½.
Withdrawals may negatively impact the value of your contract’s benefits.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Death Benefits. If you die during the Accumulation Phase, the Company pays a death benefit to your beneficiary or beneficiaries.
Additional Features and Services. Additional features and services under the contract are summarized below. There are no additional charges associated with these features and services unless otherwise noted. Not all features and services may be available under your contract.
•
Dollar Cost Averaging (DCA) Fixed Accounts. If you invest in a DCA Fixed Account, interest is credited to amounts allocated to that DCA Fixed Account and your money is systematically transferred from the DCA Fixed Account to one or more investment options over a specified period of time. Automatic transfers do not count towards the number of free transfers per contract year.
•
Dollar Cost Averaging (DCA) Program. The DCA program allows you to systematically transfer a specified dollar amount or percentage of contract value from an investment option to one or more eligible investment options. Automatic transfers do not count towards the number of free transfers per contract year.
•
Automatic Asset Rebalancing Program. This program allows you to have your investments periodically rebalanced so that the resulting allocations are consistent with your current investment instructions. Automatic rebalances do not count towards the number of free transfers per contract year.
•
Systematic Withdrawal Program. This program allows you to receive periodic withdrawals from your contract on a monthly, quarterly, semi-annual, or annual basis.
•
Automatic Payment Plan. This program allows you to make automatic subsequent Purchase Payments, once you have contributed at least the minimum initial Purchase Payment.
•
Return Plus Program. This program allows you to allocate your investment strategically between Fixed Accounts and Variable Portfolios for no additional charge and is available if we are offering multi-year Fixed Accounts.

Important Information You Should Consider About the Contract

	FEES AND EXPENSES			Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
If you withdraw money from your contract within 7 years following each Purchase Payment, you may be assessed a withdrawal charge of up to 7%, as a percentage of each Purchase
Payment withdrawn.
For example, if you were to withdraw $100,000 during a withdrawal charge period, you could be assessed a withdrawal charge of up to $7,000 if your maximum withdrawal charge is 7%. This loss will be greater if there are federal and state income taxes or tax-penalties.
Withdrawal charges do not apply to certain withdrawals including the withdrawal up to the annual penalty-free withdrawal amount which equals 10% of your Purchase Payments not yet withdrawn.
				Expenses – Withdrawal Charges
Are There Transaction Charges?
Yes, in addition to withdrawal charges, you may be charged for other transactions. You will be charged for each transfer after 15 transfers in any contract year during the Accumulation
Phase. There may also be taxes on Purchase Payments.
				Expenses
Are There Ongoing Fees and Expenses?
Yes.
The table below describes the current fees and expenses of the contract that you may pay each year, depending on the investment options you choose. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected.
				Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.53%	1.53%
	Investment Options[2] (Underlying Fund fees and expenses)	0.46%	1.33%
1 As a percentage of the value in Separate Account (includes a percentage attributable to the contract maintenance fee).
2 As a percentage of Underlying Fund net assets.
Because your contract is customizable, the choices you make affect how much you will pay.
To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost: $1,757	Highest Annual Cost: $2,419
	Assumes: •Investment of $100,000 •5% annual appreciation •Least expensive Underlying Fund fees and expenses •No withdrawal charges •No additional Purchase Payments, transfers, or withdrawals	Assumes: •Investment of $100,000 •5% annual appreciation •Most expensive Underlying Fund fees and expenses •No withdrawal charges •No additional Purchase Payments, transfers, or withdrawals

	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this contract, including possible loss of your principal investment.	Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No.
•This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. As such, you should not use the contract as a short-term investment or savings vehicle.
•Charges may apply to withdrawals. Withdrawal charges could significantly reduce the value of your investment or the amount that you receive upon taking a withdrawal.
Withdrawals may also reduce or terminate contract guarantees and may also be subject to state and federal income taxes and tax-penalties.
•The benefits of tax deferral and long-term income mean that this contract is generally more beneficial to investors with a long investment time horizon.

What are the Risks Associated with the Investment Options?
•An investment in this contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract.
•Each investment option (including each Fixed Account option) has its own unique risks.
•You should review the available investment options before making an investment decision.

What are the Risks Related to the Insurance Company?
An investment in the contract is subject to the risks related to us, American General Life
Insurance Company. Any obligations (including under a Fixed Account option), guarantees, and benefits of the contract are subject to our claims-paying ability. An Owner should look solely to our financial strength for our claims-paying ability. More information about the
Company, including our financial strength ratings, may be obtained at
https://investors.corebridgefinancial.com/financials/Ratings/default.aspx .

RESTRICTIONS
Are There Limits on the Investments Options?
Yes.
Transfer Restrictions.
•During the Accumulation Phase, you must transfer at least $100 per transfer between any of the Variable Portfolios and/or any available Fixed Accounts. If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well. Funds already in your contract cannot be transferred to the DCA
Fixed Account, if available. A transfer request will be priced as of the day it is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next NYSE business day.
•During the Income Phase, only one transfer per month is permitted between the Variable
Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer. You may not use the DCA Program or the Automatic Asset Rebalancing
Program during the Income Phase.
•Your transfers between the Variable Portfolios are subject to policies designed to deter frequent and short-term trading.
Availability of Variable Portfolios. We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable
Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract Owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying
Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment
Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.
Investment Options

	TAXES	Location in Prospectus
What are the Contract’s Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchase the contract through a tax-qualified plan or individual retirement account
(IRA), there is no additional tax benefit under the contract.
•Earnings under your contract are taxed at ordinary income tax rates when withdrawn.
You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Your financial representative may receive compensation for selling this contract to you in the form of commissions, additional cash compensation, and/or non-cash compensation. We may share the revenue we earn on this contract with your financial representative’s firm.
Revenue sharing arrangements and commissions may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should ask your financial representative about how they are compensated.
Payments in Connection with Distribution of the Contract
Should I Exchange My Contract?
Some financial representatives may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

Fee Table

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an investment option or from the contract. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you pay at the time you surrender the contract, make withdrawals from an investment option or from the contract, or make transfers between investment options. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Maximum Withdrawal Charges (as a percentage of each Purchase Payment)[1]	7%

Transfer Fee (per transfer after the first 15 transfers in any contract year)	$25

The following table describes the fees and expenses that you will pay each year during the time that you own the contract, not including Underlying Fund fees and expenses.
Contract Owner annual Expenses

Contract Maintenance Fee[2]	$35

Base Contract Expenses[3] (deducted from the average daily ending net asset value allocated to the Variable Portfolios)	1.52%

Annual Underlying Fund Expenses

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements, that you may pay periodically during the time that you own the contract. Expenses shown may change over time and may be higher or lower in the future. These amounts also include applicable fees and expenses if you choose to invest in certain Underlying Funds. A complete list of Underlying Funds available under the contract, including their annual expenses, may be found in Appendix A.

	Minimum	Maximum
Expenses deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, if applicable, and other expenses.	0.46%	1.33%

Footnotes to the Fee Table:
1 Withdrawal Charge Schedule (as a percentage of each Purchase Payment withdrawn) declines over 7 years as follows:
Years Since Receipt of Purchase Payments:	1	2	3	4	5	6	7	8+
	7%	6%	5%	4%	3%	2%	1%	0%
Your contract provides for a penalty-free withdrawal amount each year. Please see PENALTY-FREE WITHDRAWAL AMOUNT below.
2 The contract maintenance fee is assessed annually and may be waived if contract value is $50,000 or more.
3 If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Base Contract Expense of 1.15% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under
DEATH BENEFITS below.

Examples

These examples are intended to help you compare the cost of investing in the Variable Portfolios with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual contract expenses, and annual Underlying Fund expenses.
These examples assume all contract value is allocated to Variable Portfolios. Your costs could differ from those shown below if you invest in the Fixed Account options.
The expense examples below assume that you invest $100,000 in the Variable Portfolios for the time periods indicated; your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Funds as indicated in the examples.
The Maximum Expense Examples reflect the most expensive possible combination of charges. Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be the amounts set forth in the tables below.

Maximum Expense Examples
(assuming annual contract expenses of 1.52% and investment in an Underlying Fund with total expenses of 1.33%*)
(1)
If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$9,711	$13,669	$17,887	$31,638
(2)
If you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$2,711	$8,669	$14,887	$31,638
(3)
If you do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$2,711	$8,669	$14,887	$31,638
Minimum Expense Examples
(assuming annual contract expenses of 1.52% and investment in an Underlying Fund with total expenses of 0.46%**)
(1)
If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$8,980	$11,185	$13,647	$23,038
(2)
If you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,980	$6,185	$10,647	$23,038
(3)
If you do not surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,980	$6,185	$10,647	$23,038
Additional Expense Example Information
1.
In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.
*
The 1 year Maximum Expense Examples reflect the SunAmerica Series Trust 0.17% fee waiver.
**
The 1 year Minimum Expense Examples reflect the Goldman Sachs Variable Insurance Trust 0.03% fee waiver.

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

Principal Risks Of Investing In The Contract

Market Risk. Variable annuities involve risks, including possible loss of principal. An investment in the Variable Portfolios available under the contract is subject to the risk of negative investment performance. You can lose money by investing in this contract, including loss of principal and/or prior earnings. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral and long-term income protections mean that this contract is more beneficial to investors with a long investment time horizon.
Early Withdrawal Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to significant withdrawal charges. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal may reduce the value of your standard benefits. For instance, a withdrawal will reduce the value of the death benefit. A total withdrawal (surrender) will result in the termination of your contract. We may defer payment of withdrawals from a Fixed Account option for up to six months when permitted by law. If you make a withdrawal within the first 7 years, you may be assessed a Withdrawal Charge of up to 7% as a percentage of the payment amount withdrawn.
Variable Portfolio Risk. Amounts that you invest in the Variable Portfolios are subject to the risk of poor investment performance. You assume the investment risk. You can gain or lose money if you invest in these Variable Portfolios. Each Variable Portfolio’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Variable Portfolio. You are responsible for allocating Purchase Payments to the Variable Portfolios that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolio you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund’s prospectus, statement of additional information and annual and semi-annual reports. We do not provide investment advice, nor do we recommend or endorse any particular Underlying Fund.
Availability of Variable Portfolios Risk. We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios.
Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers, or allocations. In addition, we may also liquidate shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. New Variable Portfolios may have different performance characteristics. There is no guarantee that a particular Variable Portfolio will always be available as an investment option under the contract.
Purchase Payment Risk. Your ability to make subsequent Purchase Payments is subject to certain restrictions. We reserve the right to refuse any Purchase Payment(s), limit the amount of subsequent Purchase Payment(s) with advance notice based on age as shown below , and may require our prior approval before accepting Purchase Payments greater than the Purchase Payments Limit as defined in the Glossary. There is no guarantee that you will always be permitted to make Purchase Payments.
Minimum Contract Value Risk. Where permitted by state law, we may terminate your contract if your contract value is less than $500 as a result of withdrawals and/or fees and charges. We will provide you with 60 days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract’s remaining value to you.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability.
Business Disruption. Our business is vulnerable to disruptions from natural and man-made disasters and catastrophes, such as, but not limited to, hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemics (such as COVID-19) and other highly contagious diseases, mass torts, failure of telecommunications or other critical infrastructure and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, including service outages or other unavailability, may interfere with our ability to receive, pickup and process mail, to calculate Accumulation Unit Values (“AUVs”), process other contract-related transactions, or to otherwise provide our services, or may have other possible negative impacts. While we have developed and put in place what we believe to be appropriate business continuity and disaster recovery plans and procedures to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the Underlying Funds or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.
Cybersecurity Risk. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers, our business is vulnerable to physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), cyber-attacks, and user errors or other disruptions that may compromise the confidentiality, integrity, or availability of such systems and data. These risks include, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with our websites (such as via denial of service attacks), other operational disruptions, and unauthorized release of confidential customer information. Such systems failures, cyber-attacks, or other disruptions affecting us, any third-party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the Underlying Funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, including personal information, impede order processing, or subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the affected Underlying Funds to lose value. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Further, the widespread development, implementation, and use of AI, machine learning, data analytics and similar tools that collect, aggregate and analyze data or inputs (collectively, “AI Tools”) may increase our exposure to, or exacerbate the risks of, cyber-attacks or other security incidents, particularly where such technologies are exploited by third parties to attempt to breach our or our business partners’ and service providers’ systems. Despite our implementation of policies and procedures, which we believe to be reasonable, that address physical, administrative and technical safeguards and controls and other preventative actions to protect our systems and sensitive business and customer information, including personal information, and reduce the risk of cyber-incidents, there can be no assurance that we or our distribution partners, the Underlying Funds or our business partners and service providers will avoid cyber-attacks or information security breaches in the future that may affect your contract and/or personal information.

Purchasing a Polaris Variable Annuity

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract.
Maximum Issue Age
We will not issue a contract to anyone age 81 or older on the contract issue date.
Note: In general, we will not issue a Qualified contract to anyone who is age 72 or older, unless it is shown that the minimum distribution required by the IRS is being made. Please see TAXES.
Joint Ownership
A Non-Qualified contract may be jointly owned by a spouse or non-spouse. Joint owners possess an equal and undivided interest in the contract. The age of the older Owner is used to determine the availability of most age driven benefits.
The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.
We will not issue a Qualified contract with joint owners, in accordance with tax law.
Spouse
Your spouse (as determined for federal tax law purposes) may jointly own the contract. In certain states, domestic or civil union partners (“Domestic Partners”) qualify for treatment as, or are equal to, spouses under state law.
Non-Spouse
Domestic Partners should consult with their tax adviser and/or financial representative as, they may not be able to fully benefit from certain benefits and features of the contract such as Spousal Continuation of the death benefit.
Please see APPENDIX C — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for a list of states that require that benefits and features be made to domestic or civil union partners.
Non-Natural Ownership
A trust, corporation or other non-natural entity may only own this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected.

At its sole discretion, the Company reserves the right to decline to issue this contract to certain entities. We apply various considerations including but not limited to:
•
Estate planning,
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Tax consequences, and
•
The propriety of this contract as an investment consistent with a non-natural Owner’s organizational documentation.
For more information on non-natural ownership, please see TAXES. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.
Assignment of the Contract/Change of Ownership
You may assign this contract before beginning the Income Phase. We will not be bound by any assignment until we receive and process your written request at our Annuity Service Center and you have received confirmation.
•
Your rights and those of any other person with rights under this contract will be subject to the assignment.
•
We are not responsible for the validity, tax or other legal consequences of any assignment.
•
An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.
We reserve the right not to recognize any assignment, as determined in our sole discretion, if it changes the risk profile of the contract owner, if no Insurable Interest exists, or if not permitted by the Internal Revenue Code.
Please see TAXES for details on the tax consequences of an assignment. You should consult a qualified tax adviser before assigning the contract.
Termination of the Contract for Misstatement and/or Fraud
The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.
If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including revocation of any age-driven benefits and/or termination of the contract. Please see APPENDIX C — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for specific information.
Allocation of Purchase Payments
In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions.
An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.
Minimum Initial and Subsequent Purchase Payments
	Minimum Initial Purchase Payment	Minimum Subsequent Purchase Payment	Minimum Automatic Subsequent Purchase Payment
Qualified(1)	$2,000	$250	$100
Non-Qualified(1)	$5,000	$500	$100
(1)
These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. For further explanation, please see TAXES.
Purchase Payment Restrictions
We reserve the right to refuse any Purchase Payment. We will not accept subsequent Purchase Payments from contract Owners age 86 or older.
We reserve the right to require Company approval prior to accepting Purchase Payments greater than the Purchase Payments Limit as defined in the Glossary.
•
For contracts owned by a non-natural Owner, we reserve the right to require prior Company approval to accept any Purchase Payment.
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Purchase Payments that would cause total Purchase Payments in all contracts issued by AGL, The United States Life Insurance Company ("US Life") and/or The Variable Annuity Life Insurance Company ("VALIC") to the same Owner and/or Annuitant to exceed the Purchase Payments Limit may also be subject to Company pre-approval.
Submission of Purchase Payments
Purchase Payments will be priced when received at the Annuity Service Center. Delivery of Purchase Payments to any other address may result in a delay in crediting your contract until the Purchase Payment is received at the Annuity Service Center.
Regular Mail:
Purchase Payments sent by regular mail must be sent to the Premium Processing Center at the following address:
American General Life Insurance Company Premium Processing Center P.O. Box 100330 Pasadena, CA 91189-0330

Express Delivery:
Purchase Payments sent by overnight or express delivery must be sent to the Premium Processing Center at the following address:
American General Life Insurance Company JPM Chase-AGL 100330 Premium Processing Center 2710 Media Center Drive Building #6, Suite 120 Los Angeles, CA 90065-1750

Receipt of Purchase Payments:
Purchase Payments will be picked up at the mailing addresses noted above and forwarded to our Annuity Service Center. Purchase Payments, however, are not considered received by us until received at our Annuity Service Center in Good Order.
We allocate your Purchase Payment to your contract as of the date such Purchase Payment is priced. Initial Purchase Payments received at the Annuity Service Center in Good Order before Market Close will be priced within two NYSE business days after it is received. Initial Purchase Payments received at the Annuity Service Center in Good Order after Market Close will be priced within two NYSE business days after the next NYSE business day.
If we do not have complete information necessary to issue your contract, we will contact you. If we do not receive the necessary information within five NYSE business days, we will obtain your permission to keep your money until we get the information necessary to issue the contract, or we will send your money back to whomever we received the funds.
Any subsequent Purchase Payment will be priced as of the day it is received by the Annuity Service Center in Good Order before Market Close. If the subsequent Purchase Payment is received at the Annuity Service Center in Good Order after Market Close, it will be priced as of the next NYSE business day.
We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file.
Electronic Transmission:
We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms.
Agent of Company:
We may have an agreement in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. If a broker-dealer is deemed to be our agent, Purchase Payments will be priced as of the time they are received by the broker-dealer.
You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that does not have such an agreement, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.
Automatic Payment Plan:
Once you have contributed at least the minimum initial Purchase Payment, you can establish an Automatic Payment Plan that allows you to make subsequent Purchase Payments.
Accumulation Units
We credit your contract with Accumulation Units when you allocate a Purchase Payment to the Variable Portfolios. We determine the value of each Accumulation Unit at the close of every NYSE business day. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios and the fees and expenses under your contract.
The number of Accumulation Units you are credited is calculated the day we process your Purchase Payment. Please see ALLOCATION OF PURCHASE PAYMENTS.
The Accumulation Unit value is determined by multiplying the Accumulation Unit value for the preceding NYSE business day by a factor for the current NYSE business day.
The factor is determined by:
1.
dividing the net asset value per share of the Underlying Fund at the end of the current NYSE business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous NYSE business day; and
2.
multiplying it by one minus all applicable daily asset based charges.
We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.
Example:
We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.

Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.
Free Look
You may cancel your contract within ten days after receiving it. We call this a “free look.” Your state may require a longer free look period. Please check your contract or with your financial representative. To cancel, you must mail the contract along with your written free look request to our Annuity Service Center at P.O. Box 15570, Amarillo, Texas 79105-5570.
If you decide to cancel your contract during the free look period, generally we will refund to you the value of your contract on the day we receive your request in Good Order at the Annuity Service Center if received before Market Close. If the free look request is received after Market Close, you will receive whatever your contract is worth as of the next NYSE business day. Certain states require us to return your Purchase Payments upon a free look request. Additionally, all contracts issued as an IRA require the full return of Purchase Payments upon a free look.
If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of (1) your Purchase Payments; or (2) the value of your contract on the day we receive your request in Good Order at the Annuity Service Center. With respect to these contracts, we reserve the right to invest your money in a money market portfolio during the free look period. If we place your money in a money market or similar portfolio during the free look period, we will allocate your money according to your instructions at the end of the applicable free look period.
Exchange Offers
From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Investment Options

You may allocate purchase payments using one or a combination of the investment options and Fixed Accounts, as may be available under your contract:
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Variable Portfolios
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Fixed Accounts
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Dollar Cost Averaging Fixed Account
Variable Portfolios
The Variable Portfolios available under the contract invest in the Underlying Funds of the Trusts. Contract value allocated to a Variable Portfolio will vary based on the investment experience of the corresponding Underlying Fund in which the Variable Portfolio invests. There is a risk of loss of the entire amount invested.
Information regarding each Underlying Fund, including (i) its name, (ii) its type, (iii) its investment advisor and any sub-investment advisor, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Each Underlying Fund has issued a prospectus that contains more detailed information about the Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling (855) 421-2692 or visiting our website at www.corebridgefinancial.com/ProductProspectuses.
You may also obtain information about the Underlying Funds by accessing the U.S. Securities and Exchange Commission’s website at www.sec.gov.
All Variable Portfolios may not be available through the broker-dealer with which your financial representative is affiliated. Such portfolios are identified in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT. Please check with your financial representative for availability.
From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio’s prior name.
Certain Underlying Funds offered under this Contract have similar investment objectives to other Underlying Funds managed by the same advisor or subadvisor. The investment results of the Underlying Funds, however, may be higher or lower than such other Underlying Funds. We do not guarantee or make any representation that the investment results of any of the Underlying Funds will be comparable to the investment results of any other Underlying Fund managed by the same investment advisor or subadvisor.
During periods of low short-term interest rates, and in part due to contract fees and expenses, the investment return of a money market or similar portfolio may become extremely low and possibly negative. In the case of negative returns, your investment in a money market or similar portfolio will lose value.

You can gain or lose money if you invest in these Variable
Portfolios. You are responsible for allocating Purchase
Payments to the Variable Portfolios as appropriate for your
own individual circumstances, investment goals, financial
situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit
your needs. You bear the risk of any decline in contract
value resulting from the performance of the Variable
Portfolio you have selected. In making your investment
selections, you should investigate all information available to you including the Underlying Fund’s prospectus,
statement of additional information and annual and
semi-annual reports.

We do not provide investment advice, nor do we recommend or endorse any particular Underlying Fund.
Please consult your financial representative regarding which of these Variable Portfolios are appropriate for your risk tolerance.
You should read the prospectuses for the Trusts carefully for detailed information about the Underlying Funds, including each Underlying Fund’s investment objective and risk factors.
Selection of Underlying Funds
The Underlying Funds offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment advisor’s or subadvisor’s reputation and tenure, brand recognition, the alignment of the investment objectives of an Underlying Fund with our hedging strategy, performance and the capability and qualification of each investment firm.
Another factor we may consider is whether the Underlying Fund or its service providers (i.e. the investment advisor and/or subadvisor(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund’s service providers have affiliates that can provide marketing and distribution support for sales of the contract. Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
We review the Underlying Funds periodically and may make changes if we determine that an Underlying Fund no longer satisfies one or more of the selection criteria and/or if the Underlying Fund has not attracted significant allocations from contract Owners.
Trusts
We offer Underlying Funds of unaffiliated Trusts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company as well as by other insurance companies.
Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The
Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.
We offer Underlying Funds of the following Trusts:
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AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series II Shares
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American Funds Insurance Series® – Class 2 Shares
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Goldman Sachs Variable Insurance Trust – Class Service Shares
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Lord Abbett Series Fund, Inc. – Class VC Shares
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Seasons Series Trust — Class 3 Shares
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SunAmerica Series Trust — Class 1 and Class 3 Shares
Substitution, Addition or Deletion of Variable Portfolios
We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract Owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.
Fixed Accounts
Fixed Accounts credit a fixed rate of interest that compounds daily for a specific period of time to an annual interest rate that we declare for that for that period of time. More information regarding the features of the Fixed Accounts including (i) its name, (ii) its term, and (iii) its minimum guaranteed interest rates, is available in an appendix to this prospectus. See APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Your contract may offer a Fixed Account for a guaranteed period. Your Fixed Account interest crediting rates are guaranteed for amounts allocated to each Fixed Account for up to 1 year. Thereafter, for Fixed Accounts other than Dollar Cost Averaging Fixed Account options (as described below), we will declare annual Fixed Account crediting rates each contract year, and this rate will never be lower than 1%. Factors that influence the declared Fixed Account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the contract withdrawal charge period and the number of years since your annuity contract was issued. You may obtain current interest rates by calling the Annuity Service Center or by speaking with your financial representative.
Please check with your financial representative regarding the availability of a Fixed Account. Allocations to the Fixed Account are obligations of the General Account. In reliance on certain exemptions and exclusions, interests in the General Account are not registered as securities under the Securities Act of 1933 and not registered as an investment company under the Investment Company Act of 1940. However, the disclosures in the prospectus about the Fixed Accounts are subject to certain provisions of the federal securities laws regarding the accuracy and completeness of disclosures. Please see GENERAL ACCOUNT below.
Minimum Guaranteed Interest Rate
We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise.
Interest Rate Categories
There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:
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Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.
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Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.
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Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.
Fixed Account Restrictions
At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.
If your contract offered Fixed Accounts subject to a market value adjustment, please see APPENDIX B – MARKET VALUE ADJUSTMENT (“MVA”) in this prospectus for additional information.
Dollar Cost Averaging Fixed Accounts
Purchase Payments
You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging (“DCA”) Fixed Accounts, if available. The minimum Purchase Payment amounts are as follows:
DCA Fixed Account	Minimum Purchase Payment
6-Month	$600
12-Month	$1,200
•
The DCA Fixed Accounts only accept initial and subsequent Purchase Payments because they are offered as “source” accounts exclusively to facilitate the DCA Program for a specified time period.
•
You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account. Please see DOLLAR COST AVERAGING PROGRAM below for more information.
•
Unless otherwise directed by you, any Purchase Payment less than the above minimum amounts will automatically be allocated to available investment options according to your current allocation instructions on file.
DCA Interest Rate Crediting
DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA Program. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.
Transfers/Withdrawals from Fixed Accounts
There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within

30 days after the end of the guarantee period and provide us with new allocation instructions. We do not contact you. If you do not contact us, your money will remain in the same Fixed Account where it will earn interest at the renewal rate then in effect for that Fixed Account.
We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.
If available through our Dollar Cost Averaging Program, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on a monthly basis. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center.
Check with your financial representative about the current availability of this service.
Dollar Cost Averaging Program
Under the DCA Program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account (“source account”) to any available investment options (“target account”).
The DCA Program allows you to invest gradually in available investment options at no additional cost. The DCA Program is designed to lessen the impact of market fluctuations on your investment. However, the DCA Program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA Program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.
Example of DCA Program
Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA Program and purchase Accumulation Units at the following values:
Month	Accumulation Unit Value	Units Purchased
1	$7.50	100
2	$5.00	150
3	$10.00	75
4	$7.50	100
5	$5.00	150
6	$7.50	100
You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.
DCA Program Guidelines
•
Fixed Accounts are not available as target accounts for the DCA Program.
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Transfers occur on a monthly periodic schedule.
•
The minimum transfer amount under the DCA Program is $100 per transaction, regardless of the source account.
•
Transfers resulting from your participation in the DCA Program are not counted towards the number of free transfers per contract year.
Allocation of Subsequent Purchase Payments to DCA Program
If you choose to allocate subsequent Purchase Payments to an active DCA Program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring subsequent Purchase Payments into your target account allocations on the same day of the month as the initial active DCA Program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s). Please see DOLLAR COST AVERAGING FIXED ACCOUNTS above for more information.
Termination of DCA Program
You may terminate the DCA Program at any time. If you terminate the DCA Program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.
Upon notification of your death, we will terminate the DCA Program and transfer the remaining money according to the current allocation instructions on file.
Automatic Asset Rebalancing Program
Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Automatic Asset Rebalancing typically involves shifting portions of your money into and out of investment options so that the resulting allocations are consistent with your current investment instructions.
Under the Automatic Asset Rebalancing Program:
•
You may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if available, periodically rebalanced to return your allocations to preselected percentages for no additional charge.
•
At your request, rebalancing occurs on a quarterly, semiannual or annual basis.
•
Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.

Changes to Rebalancing Instructions
If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if available, resulting from your transfer which will replace any previous rebalancing instructions you may have provided (“Default Rebalancing Instructions”). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center. If we cannot complete automatic rebalancing according to your current instructions due to Variable Portfolio changes, we reserve the right to allocate the applicable amounts that would have been transferred to the impacted Variable Portfolio(s) to a money market option available under the contract.
Upon notification of your death, we will terminate the Automatic Asset Rebalancing Program.
We reserve the right to modify, suspend or terminate the Automatic Asset Rebalancing Program at any time and we will notify you 30 days prior to exercising that right. In the event of modification, we will administer the program according to the parameters of the modification. In the event of suspension or termination of the program, we will no longer administer the program and your investments will no longer be rebalanced.
Return Plus Program
The Return Plus program, available only if we are offering multi-year Fixed Accounts and available for no additional charge, allocates your investment strategically between the Fixed Accounts and Variable Portfolios. You decide how much you want to invest and approximately when you want a return of Purchase Payments. We calculate how much of your Purchase Payment to allocate to the particular Fixed Account to ensure that it grows to an amount equal to your total Purchase Payment invested under this program. We invest the rest of your Purchase Payment in the Variable Portfolio(s) according to your allocation instructions.
Example of Return Plus Program:
Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to a multi-year Fixed Account. You want the amount allocated to the multi-year Fixed Account to grow to $100,000 in 3 years. If the 3-year Fixed Account is offering a 4% interest rate, Return Plus will allocate $88,900 to the 3-year Fixed Account to ensure that this amount will grow to $100,000 at the end of the 3-year period. The remaining $11,100 may be allocated among the Variable Portfolios according to your allocation instructions.
We reserve the right to modify, suspend or terminate the Return Plus program at any time.
Transfers During the Accumulation Phase
Subject to the Company’s rules, restrictions and policies (including short term trading policies) described below, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts.
•
Funds already in your contract cannot be transferred into the DCA Fixed Accounts, if available.
•
You must transfer at least $100 per transfer.
•
If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.
Submitting Transfer Instructions
Your transfer instructions must be received via one of the methods and locations referenced below; otherwise they will not be considered received by us. Please see SHORT-TERM TRADING POLICIES below for more information.
Telephone: (800) 445-7862
Internet: www.corebridgefinancial.com/annuities
United States Postal Service (first-class mail): Annuity Service Center P.O. Box 15570 Amarillo, Texas 79105-5570
Facsimile: (818) 615-1543
Telephone/Internet Authorization
We may accept transfers by telephone or the internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.
Transfer Fees
There is no charge for your first 15 transfers in any contract year. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not counted towards the number of free transfers per contract year.
Please see APPENDIX C - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state-specific fees.

Accepting Transfer Requests
We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer’s, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center at the address above.
We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time and we will notify you prior to exercising the right of suspension.
Pricing Transfer Requests
Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next NYSE business day.
Short-Term Trading Policies
This variable annuity contract is not designed to support frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product (“Short-Term Trading”) and we discourage Short-Term Trading as more fully described below.
Risks of Short-Term Trading
Short-Term Trading may create risks that may result in adverse effects on the investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as “arbitrage”; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.
We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.
Standard U.S. Mail Policy
Under the Standard U.S. Mail Policy, all transfers must be submitted by U.S. Mail for 12-months. The 15th transfer in a 12-month look-back period (“12-Month Rolling Period”) triggers the Standard U.S. Mail Policy.
Transfer Requests under the U.S. Mail Policy
•
While the U.S. Mail Policy is in effect, we will not accept transfer requests sent by any other method except U.S. Mail.
•
Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.
•
All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers.
•
Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.
•
We apply the Standard U.S. Mail Policy uniformly and consistently to all contract Owners except for omnibus group contracts. See Omnibus Group Contracts below for more information.
Example
For example, if you made a transfer on August 21, 2026 and within the previous twelve months (from August 22, 2025 forward) you made 15 transfers including the August 21st transfer, then all transfers made for twelve months after August 21, 2026 must be submitted by U.S. Mail (from August 22, 2026 through August 21, 2027).
Accelerated U.S. Mail Policy
We may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers.
Additional Short-Term Trading Restrictions
To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to:
1.
impose further limits on the size, manner, number and/or frequency of transfers you can make;
2.
impose minimum holding periods;
3.
reject any Purchase Payment or transfer request;
4.
terminate your transfer privileges; and/or
5.
request that you surrender your contract.

We will notify you in writing if your transfer privileges are modified, suspended or terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.
Enforcement Determination Factors
Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:
•
the number of transfers made in a defined period;
•
the dollar amount of the transfer;
•
the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;
•
the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;
•
whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;
•
the history of transfer activity in the contract or in other contracts we may offer; and/or
•
other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.
Applicability to Third Party Trading Services
The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract Owners utilizing third party trading services/strategies performing asset allocation services for a number of contract Owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.
Deterrence Limitations
Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract Owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above.
Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict.
You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract Owners whereby we permit or intentionally disregard Short-Term Trading.
Omnibus Group Contracts
Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.
We reserve the right to modify the policies and procedures described in the TRANSFERS DURING THE ACCUMULATION PHASE section at any time. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.
Underlying Funds’ Short-Term Trading Policies
Please note that the Underlying Funds have their own policies and procedures (outlined in their respective prospectus) with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours.
•
We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Underlying Fund’s Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee.
•
We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason.
We are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.

Processing Omnibus Orders
Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund’s policies and procedures fail to successfully detect and discourage Short-Term Trading, there may be a negative impact to the Owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from Owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.
Required Information Sharing
Under rules adopted by the SEC, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity.
Transfers During the Income Phase
During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.
You may not use the DCA Program or the Automatic Asset Rebalancing Program during the Income Phase.
Voting Rights
The Company is the legal owner of the Trusts’ shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. As a result of this proportionate voting, the vote of a small number of contract Owners can determine the outcome of a vote. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

Access to your Money

You can access money in your contract in one of the following ways:
•
Partial Withdrawal;
•
Systematic Withdrawal;
•
Total Withdrawal (also known as surrender); or
•
Annuity Income Payment (during Income Phase).
Withdrawals made prior to age 59½ may result in a 10% IRS penalty tax. Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. Please see TAXES.
Minimum Withdrawal Amount and Minimum Contract Value
	Minimum Withdrawal Amount	Minimum Contract Value(1)
Partial Withdrawal	$1,000	$500 (2)
Systematic Withdrawal	$100	$500(2)
(1)
The value left in any Variable Portfolio or available Fixed Account must be at least $100 after a withdrawal.
(2)
The total contract value must be at least $500 after a withdrawal.
Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract value is less than $500 as a result of withdrawals; and (2) you have not made any Purchase Payments during the past three years. We will provide you with sixty days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract’s remaining value to you.
Penalty-Free Withdrawal Amount
Your contract provides for a penalty-free withdrawal amount each contract year during the applicable withdrawal period. The penalty-free withdrawal amount is the portion of your contract that we allow you to take out without being charged a withdrawal charge. The penalty-free withdrawal amount does not reduce the basis used to calculate future annual penalty-free withdrawals and withdrawal charges.
To determine your penalty-free withdrawal amount and your withdrawal charge, we refer to two special terms: “penalty-free earnings” and “total invested amount.”
Penalty-free earnings are equal to your contract value less your total invested amount and may be withdrawn free of a withdrawal charge at any time, including upon a full surrender of your contract. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn free of a withdrawal charge at any time. The total invested amount is the sum of all Purchase Payments less portions of prior withdrawals that reduce your total invested amount as follows:
•
Penalty-free withdrawals in any year that were in excess of your penalty-free earnings and were based on the portion of the total invested amount that was no longer subject to withdrawal charges at the time of the withdrawal; and
•
Any prior withdrawals (including withdrawal charges applicable to those withdrawals) of the total invested amount on which you already paid a withdrawal charge.

During the first contract year, your maximum annual penalty-free withdrawal amount is the greater of:
(1)your penalty-free earnings; or
(2)if you are participating in the Systematic Withdrawal program, a total of 10% of your total invested amount
After the first contract year, your maximum annual penalty-free withdrawal amount is the greater of:
(1)your penalty-free earnings; or
(2)10% of the portion of your total invested amount that has been in your contract for at least one year and still subject to a withdrawal charge
If, in any contract year, you choose to take less than the full penalty-free withdrawal amount, then you may not carry over the unused amount as an additional penalty-free withdrawal in subsequent years.
Assessment of Withdrawal Charges
We deduct a withdrawal charge applicable to any amount of a partial or total withdrawal in excess of your penalty-free withdrawal amount made before the end of the withdrawal charge period. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more than the annual penalty-free amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.
The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal. Please see WITHDRAWAL CHARGES and EXPENSES.
When you make a partial withdrawal, we deduct it from penalty-free earnings first, any remaining penalty-free withdrawal amount, and then from the total invested amount on a first-in, first-out basis. This means that you can also access your Purchase Payments, which are no longer subject to a withdrawal charge before those Purchase Payments, which are still subject to the withdrawal charges or higher withdrawal charges.
Required Minimum Distributions
If you are taking required minimum distributions applicable to this contract only, we waive any withdrawal charges applicable to those withdrawals. Please see TAXES for details regarding required minimum distributions.
Annuity Income Payments
Any time after your second contract anniversary, you may receive annuity income payments for a specified period of time and at a frequency as elected by you. We will waive any applicable withdrawal charges upon processing of your request to annuitize the contract. Please see ANNUITY INCOME OPTIONS.
If you request a total withdrawal (surrender) of your contract, we may also deduct any premium taxes, if applicable. If you fully surrender your contract, withdrawal charges will be assessed against the amount of Purchase Payments subject to withdrawal charges. This means that, if you surrender your contract while withdrawal charges still apply, any prior penalty-free withdrawal amounts taken in the current contract year are not subtracted from the total Purchase Payments still subject to withdrawal charges. Please see EXPENSES.
Calculating Withdrawal Charges
For the purpose of calculating the withdrawal charge if you request a total withdrawal of your contract, any prior penalty-free withdrawal amount, including a required minimum distribution, in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges.
Example:
For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments and no election of optional features, if applicable. In contract year 2, you take out your maximum penalty-free withdrawal of $10,000. After that penalty-free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract. We will apply the following calculation:
A–(B × C)=D, where:
A=
Your contract value at the time of your request for withdrawal ($90,000)
B=
The amount of your Purchase Payments still subject to withdrawal charge ($100,000)
C=
The withdrawal charge percentage applicable to the age of each Purchase Payment (assuming 5% is the applicable percentage) [B × C=$5,000]
D=
Your full contract value ($85,000) available for total withdrawal
Processing Withdrawal Requests
A request to access money from your contract, as outlined above, must be submitted in writing and in Good Order to the Annuity Service Center at the following address. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days. If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.

For withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature.
Annuity Service Center P.O. Box 15570 Amarillo, TX 79105-5570
Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next NYSE business day. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days.
We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract Owners.
Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.
Partial, Systematic, and Required Minimum Distributions
Partial withdrawals, systematic withdrawals and required minimum distributions will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested, unless you provide different instructions.
If you surrender your contract, we may deduct any premium taxes, if applicable. Please see EXPENSES.
Total Withdrawals
We calculate withdrawal charges upon total withdrawal of the contract on the day after we receive your request in Good Order. Any prior penalty-free withdrawal amount in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges. We will return your contract value less any applicable fees and charges within 7 calendar days of the request.
Systematic Withdrawal Program
During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal Program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these periodic withdrawals to your bank account is available.
Please contact our Annuity Service Center which can provide the necessary enrollment forms. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the penalty-free withdrawal amount permitted each year.
Upon notification of your death, we will terminate the Systematic Withdrawal Program unless your Beneficiary instructs us otherwise.
We reserve the right to modify, suspend or terminate the Systematic Withdrawal Program at any time and we will notify you prior to exercising that right.
Nursing Home Waiver
If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on partial or total withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home.
•
You cannot use this waiver during the first 90 days after your contract is issued.
•
The confinement period for which you seek the waiver must begin after you purchase your contract.
•
We will only waive withdrawal charges on withdrawals paid directly to the contract owner, and not to a third party or other financial services company.
In order to use this waiver, you must submit the following documents to the Annuity Service Center:
1)
a doctor’s note recommending admittance to a nursing home;
2)
an admittance form which shows the type of facility you entered; and
3)
the bill from the nursing home which shows that you met the 60 day confinement requirement.

Benefits Available Under the Contract

The following tables summarize information about the benefits available under the contract.

Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Standard Death Benefit
Provides a death benefit
based on the greater of
contract value, net Purchase
Payments with an added
accumulation rate, or
contract value on 7th
anniversary adjusted for net
Purchase Payments with an
added accumulation rate
•Withdrawals may significantly reduce the benefit •Accumulation rate is dependent on age when contract was issued.
Dollar Cost Averaging (DCA) Fixed Accounts
Interest is credited to
amounts allocated to a DCA
Fixed Account and your
money is systematically
transferred from the DCA
Fixed Account to one or
more investment options
over a specified period of
time

•Must be funded with an initial Purchase Payment, not transferred contract value
•Minimum funding requirements apply
•Only 6-month, 12-month, and 2-year periods may be available
•Transfers may only occur on a monthly basis
•Availability may be restricted based on date of contract issuance
•Fixed Account options are not eligible to receive DCA transfers
•The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract

Dollar Cost Averaging (DCA) Program	Allows you to have systematic transfers of a specified dollar amount or percentage of contract value from an investment option to one or more eligible investment options
•Transfers may only occur on a monthly basis and will not count towards the number of free transfers per contract year
•Minimum per transfer is $100 regardless of source account
•Fixed Account options are not eligible to receive DCA transfers
•Upon notification of your death, we will terminate the DCA Program and transfer the remaining money according to the current allocation instructions on file

Automatic Asset Rebalancing	Allows you to have your investments periodically rebalanced to your pre-selected percentages
•Rebalancing may occur on a quarterly, semi-annual, or annual basis
•Updated rebalancing instructions must be provided upon making a non-automatic transfer, otherwise rebalancing instructions will be automatically updated
•Upon notification of your death, we will terminate the Automatic Asset
Rebalancing Program

Systematic Withdrawal Program	Allows you to receive periodic withdrawals from your contract	•Minimum withdrawal amount is $100 •Withdrawals may occur on a monthly, quarterly, semi-annual, or annual basis
Automatic Payment Plan	Allows you to make automatic Purchase Payments	•Minimum requirements for the initial and subsequent Purchase Payments and age restrictions apply
Return Plus Program	Allows you to allocate your investment strategically between the Fixed Accounts and Variable Portfolios	•Only available if multi-year Fixed Accounts are offered.

Death Benefit

You must elect one of the death benefit options at the time you purchase your contract. Some options are available for an additional fee, as described later in this section. Once elected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.
We do not pay a death benefit if:
•
your contract value is reduced to zero; or
•
you die after you begin the Income Phase. Your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. Please see ANNUITY INCOME OPTIONS.
We pay a death benefit to your Beneficiary(ies) if you die during the Accumulation Phase. The death benefit will become payable upon death of the following individual.
Owner	Payable Upon Death of
Natural persons	Owner (or first to die, if jointly owned)
Non-natural person (e.g. Trust)	Annuitant

Beneficiary Designation
You must notify us in writing of the Beneficiary(ies) who will receive any death benefit payments under your contract. You may change the Beneficiary at any time, unless otherwise specified below.
•
If your contract is jointly owned, the surviving joint Owner must be the sole primary Beneficiary. Any other individual you designate as Beneficiary will be the contingent Beneficiary.
•
If the Owner is a non-natural person then joint Annuitants, if any, shall be each other’s sole primary Beneficiary, except when the Owner is a charitable remainder trust.
•
If the Owner is a trust, whether as an agent for a natural person or otherwise, you should consult with your tax and/or legal adviser to determine whether this contract is an appropriate trust investment.
Death Benefit Processing
We process death benefit requests when we receive all required documentation, including satisfactory proof of death, in Good Order, at the Annuity Service Center.
Satisfactory proof of death includes, but may not be limited to:
(1)A certified copy of the death certificate; or
(2)A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
(3)A written statement by a medical doctor who attended the deceased at the time of death.
When Death Benefits are Calculated
•
All death benefit calculations are made as of the day required documentation is received in Good Order at the Annuity Service Center before Market Close. If the death benefit request is received after Market Close, the death benefit calculation will be made as of the next NYSE business day.
The contract value will remain invested pursuant to the Owner's latest allocation instructions on file subject to the limitations described in this prospectus, until we receive notification of death and/or death claim paperwork in Good Order. Thereafter, a Beneficiary may elect one of the death settlement options by contacting the Annuity Service Center.
If we receive notification of the Owner’s death before any previously requested transaction is completed (including systematic transfer and withdrawal programs), we will cancel the previously requested transaction.
For contracts in which the aggregate of all Purchase Payments in contracts issued by AGL, US Life and/or VALIC to the same Owner/Annuitant are in excess of the Purchase Payments Limit, we reserve the right to limit the death benefit amount that is in excess of contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.
The death benefit is the greater of:
1.
contract value; or
2.
total Purchase Payments less withdrawals (and any fees or charges applicable to such withdrawals), compounded at a 4% annual growth rate until the date of death (3% growth rate if 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death (and any fees or charges applicable to such withdrawals); or
3.
the value of your contract on the seventh contract anniversary, plus any Purchase Payments and less any withdrawals (and any fees or charges applicable to such withdrawals), since the seventh contract anniversary, all compounded at a 4% annual growth rate until the date of death (3% growth rate if age 70 or older at the time of contract issue) plus any Purchase Payments less withdrawals recorded after the date of death (and any fees or charges applicable to such withdrawals).
The term “withdrawals” as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.
The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.
If a Beneficiary does not elect a settlement option, after our receipt of all required paperwork and satisfactory proof of death, in Good Order, we pay a lump sum death benefit by check to the Beneficiary’s address of record, unless otherwise required by state law.
In general, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary’s lifetime or for a period not extending beyond the Beneficiary’s life expectancy. Payments must begin within one year of your death. Federal tax law may limit the Beneficiary's death benefit and payout options available after your death. Please see ANNUITY INCOME OPTIONS.
If the Beneficiary is the spouse of a deceased owner, he or she can elect to continue the contract at the then current value. If the Spousal Beneficiary continues the contract, we do not pay a death benefit to him or her.
Please see APPENDIX D – DEATH BENEFIT EXAMPLES for examples of how your death benefit is calculated.

Beneficiary Continuation Programs
Please consult a tax adviser regarding tax implications about your particular circumstances if you are considering a Beneficiary Continuation option.
Extended Legacy Program
The Beneficiary to an existing contract issued by the Company may elect the Extended Legacy Program, if available. The program may not be elected in conjunction with any other settlement option.
Upon election of the Extended Legacy Program:
•
The contract continues in Owner’s name for the benefit of the Beneficiary who elected the Extended Legacy Program.
•
The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges.
•
The Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.
Upon election of the Extended Legacy Program, the beneficiary may choose to receive the death benefit under (1) a 5-year settlement option or (2) in the form of withdrawals for a longer period of time:
Under the 5-year settlement option, the Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed no later than five years from the date of death of the Owner of the contract.
Note:  If an IRA Owner died prior to January 1, 2020, the 5-year settlement option is not available if the date of the Owner's death occurred after the required beginning date for distributions.
If the beneficiary elects to take the death benefit in the form of withdrawals over a longer period of time:
•
Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary’s life expectancy as determined in the calendar year after the Owner’s death, with the flexibility to withdraw more than the IRS required minimum distribution.
•
Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31 of the year following the year of death for IRAs.
Note: For IRAs, if the Owner’s death occurred on or after January 1, 2020, choosing to receive the death benefit in the form of withdrawals for a longer period of time is only available for a Spousal Beneficiary or a Non-Spousal who is less than 10 years younger than the IRA Owner. A Non-Spousal Beneficiary who is not less than 10 years younger than the IRA Owner may instead elect the 5-year settlement option, if available.
If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required documentation in Good Order, we will increase the contract value by the amount which the death benefit exceed contract value.
We will process an Extended Legacy election as of the date we receive the following in Good Order at the Annuity Service Center:
•Death Claim form electing Extended Legacy Program; and
•Satisfactory proof of death of the original Owner.
Upon the Beneficiary’s request to our Annuity Service Center, we will provide a prospectus and Extended Legacy Guide, with important information including expenses, investment options and administrative features. The prospectus that the Beneficiary will receive may be for a different product than the original Owner purchased.
The Extended Legacy Guide includes important information regarding the program offered to Beneficiaries on or after September 20, 2010.
Restrictions on Extended Legacy Program
•
The Extended Legacy Program cannot be elected with rollover contracts from other companies.
•
No Purchase Payments are permitted.
•
In the event of the Beneficiary’s death, any remaining contract value will be paid to the person(s) named by the Beneficiary.
•
The contract may not be assigned and ownership may not be changed or jointly owned.
•
Any Fixed Accounts that may have been available to the original Owner will no longer be available for investment.
Expenses
We will charge the Beneficiary an annual Base Contract Expense of 1.15%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios.
Beneficiaries that elected the Extended Legacy Program prior to September 20, 2010 will continue to be charged the same Base Contract Expense as described above under BASE CONTRACT EXPENSES.
Investment Options
•
The Beneficiary may transfer funds among the available Variable Portfolios;
•
Variable Portfolios may differ from those available to the original Owner;
•
Variable Portfolios may be of a different share class subject to higher 12b-1 fees; and

•
Beneficiaries that elected the Extended Legacy Program prior to September 20, 2010 will continue to be offered the same Variable Portfolios as the original Owner.

Expenses

We may deduct the following fees and expenses if applicable from your contract, as described later in this section.
•
Base Contract Expenses
•
Withdrawal Charges
•
Underlying Fund Expenses
•
Contract Maintenance Fee
•
Transfer Fee
Fees and expenses associated with your contract reduce your investment return. Before purchasing this contract, you should consider the effect of fees and expenses on your investment. You should fully discuss this decision with your financial representative. We will not increase certain contract fees, such as the Base Contract Expense or withdrawal charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. Please see APPENDIX C — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state-specific expenses.
We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an Underlying Fund, its investment advisor and/or subadvisors (or affiliates thereof). Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.
Base Contact Expenses
The Base Contract Expense (also referred to as Separate Account Charge) is 1.52% of the average daily ending net asset value allocated to the Variable Portfolios. This charge compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.
Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract. There may not necessarily be a relationship between the administrative charge imposed under the contract and the amount of expenses that may be attributable to the contract.
If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Base Contract Expense of 1.15% of the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
Withdrawal Charges
The contract provides a penalty-free withdrawal amount every contract year. Please see ACCESS TO YOUR MONEY above. You may incur a withdrawal charge if you take a withdrawal in excess of the penalty-free withdrawal amount and/or if you fully surrender your contract. Withdrawal Charges reimburse us for the cost of contract sales, expenses associated with issuing your contract and other acquisition expenses.
We apply a withdrawal charge against each Purchase Payment you contribute to the contract. After a Purchase Payment has been in the contract for 7 complete years, a withdrawal charge no longer applies to that Purchase Payment. The withdrawal charge percentage declines over time for each Purchase Payment in the contract. The withdrawal charge schedule is as follows:
Years Since Receipt of Purchase Payments	1	2	3	4	5	6	7	8+
Withdrawal Charge	7%	6%	5%	4%	3%	2%	1%	0%
When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest, which means the Purchase Payments that have the lowest Withdrawal Charge percentages. However, for tax purposes, per IRS requirements, your withdrawals are considered as coming first from taxable earnings, then from Purchase Payments, which are not taxable if your contract is Non-Qualified. Please see ACCESS TO YOUR MONEY above.
If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.
We will not assess a withdrawal charge when we pay a death benefit or when you annuitize your contract.

Withdrawals made prior to age 59½ may result in tax penalties. Please see TAXES below.
Underlying Fund Expenses
There are deductions from and expenses paid out of the assets of each Underlying Fund. Detailed information about these deductions and expenses can be found in the prospectuses for the Underlying Funds.
Investment Management Fees
Investment management fees are set by the Underlying Funds’ own board of directors, and may vary. These fees are not fixed or specified in your annuity contract.
Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each purchased Variable Portfolio share reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the fees are set by the Underlying Funds’ own board of directors.
12b-1 Fees
Certain Underlying Funds available in this product assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.
In addition, the 0.25% annualized fee, applicable to the Class 2 shares of American Funds Insurance Series, Series II shares of the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Class Service Shares of Goldman Sachs Variable Insurance Trust and Class 3 shares of SunAmerica Series Trust, is generally used to pay financial intermediaries for services provided over the life of your contract.
The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract Owners who are indirect beneficial Owners of these shares and for maintaining contract Owner accounts.
There are deductions from and expenses paid out of the assets of each Underlying Fund. Detailed information about these deductions and expenses can be found in the prospectuses for the Underlying Funds.
Contract Maintenance Fee
During the Accumulation Phase, we deduct a contract maintenance fee of $35 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.
If your contract value is $50,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.
Please see APPENDIX C — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for the state-specific Contract Maintenance Fee.
Transfer Fee
After 15 Transfers	$25
We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.
In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
Premium Tax
Certain states charge the Company a tax on Purchase Payments that ranges from 0% to 3.5%. Some states assess this premium tax when the contract is issued while other states only assess the tax upon annuitization. The Company may advance any tax amount due, but we will deduct such amount from your contract value only when and if you begin the Income Phase (annuitization).
Income Taxes
We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.
Reduction or Elimination of Fees, Expenses and Additional Amounts Credited
Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.
The Company may make such a determination regarding sales to its employees, its affiliates’ employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

Payments in connection with distribution of the contract

Payments We Make
We make payments in connection with the distribution of the contracts that generally fall into the three categories below.
As a result of the payments that financial representatives may receive from us or other companies, some financial representatives may have a financial incentive to offer you a new contract in place of the one you already own. You should consider exchanging a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Commissions. Registered representatives of affiliated and unaffiliated broker-dealers (“selling firms”) licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and Corebridge Capital Services, Inc., the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 7.00% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 1.00% of contract value annually for the life of the contract.
The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives’ compensation.
Additional Cash Compensation. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation (“revenue sharing”). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.
These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm’s registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.
We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.
If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. Please see REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED above.
We provide a list of firms to whom we paid annual amounts greater than $15,000 under these revenue sharing arrangements in 2025 in the Statement of Additional Information which is available upon request.
Non-Cash Compensation. Some registered representatives and their supervisors may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.
We do not assess a specific charge directly to you or your Separate Account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.
Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.

Payments We Receive
We and our affiliates may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisors, subadvisors and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that pay us higher amounts. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.
We and our affiliates generally receive three kinds of payments described below.
Rule 12b-1 or Service Fees. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds. These fees are deducted directly from the assets of the Underlying Funds. Please see EXPENSES above.
Administrative, Marketing and Support Service Fees. We receive compensation of up to 0.70% annually based on assets under management from certain Trusts’ investment advisors, subadvisors and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the profits the investment advisor realizes on the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. The payments we receive are generally based on assets under management from certain Trusts’ investment advisors or their affiliates and vary by Trust. Some investment advisors, subadvisors and/or distributors (or affiliates thereof) pay us more than others. The amount may be significant.
Other Payments. Certain investment advisors, subadvisors and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisors, subadvisors and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the advisor’s, subadvisor’s or distributor’s participation.
In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisors, subadvisors and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

Annuity Income Options

The Income Phase
What is the Income Phase?
During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as “annuitizing” your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.
Beginning the Income Phase is an important event. You have different options available to you. You should discuss your options with your financial representative and/or tax adviser so that together you may make the best decision for your particular circumstances.
When does the Income Phase begin?
Generally, you can annuitize your contract any time after your second contract anniversary (“Annuity Date”) and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.
If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date, except as specified below. Your Latest Annuity Date is defined as the first business day of the month following your 90th birthday. If your contract is jointly owned, the Latest Annuity Date is based on the older owner’s date of birth.
How do I elect to begin the Income Phase?
You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.
What is the impact on the Death Benefit if I annuitize?
Upon annuitizing the contract, the death benefit will terminate. Please see DEATH BENEFITS above.
Can I extend the Accumulation Phase past the Latest Annuity Date?
If you do not begin the Income Phase earlier, annuity income payments must begin on your Latest Annuity Date. We may offer you the opportunity to extend your Accumulation Phase up to age 95 at our sole discretion. Currently, we allow extensions of the Accumulation Phase, in one-year increments (“Extension Periods”), provided your contract is eligible for an Extension Period as described below upon your request. Accepting our offer to extend the Accumulation Phase does not preclude you from requesting to annuitize your contract prior to the end of the Extension Period. If you enter an Extension Period, your contract remains in the Accumulation Phase, you retain all current benefits, and can choose to surrender or annuitize in the future.
In accordance with the Company’s final settlement of a multi-state audit and market conduct examination, and other related state regulatory inquiries regarding unclaimed property, if you qualify for Extension Periods you must notify us that you want to extend your Accumulation Phase.
If you do not notify us that you wish to enter an Extension Period, your contract will be annuitized on the Latest Annuity Date using the default option specified below. You can elect a different Annuity Payout Option by completing and mailing an Annuity Option Selection Form to our Annuity Service Center.
Extension Periods will not be offered beyond the first business day of the month following your 95th birthday. If your Accumulation Phase is extended to the first business day of the month following your 95th birthday but you have not selected an Annuity Payout Option by that date, we will automatically annuitize your contract using the default option specified below.
We will contact you prior to your Latest Annuity Date to inform you of Extension Periods, if available. Currently, you may be eligible for an Extension Period provided you do not have a Leveraged Death Benefit. A Leveraged Death Benefit is determined as follows:
(1)
a withdrawal is taken after May 2, 2011(unless taken as a systematic withdrawal of the RMD for this contract); and
(2)
the death benefit to contract value ratio is 300% or more, on the date we determine eligibility for an Extension Period.
If we determine you are not eligible for an Extension Period due to having a Leveraged Death Benefit, as defined above, we will not allow any Extension Periods, and your contract will be annuitized on the Latest Annuity Date. Subsequently, if we determine you are no longer eligible for an Extension Period due to having a Leveraged Death Benefit, as defined above, we will not allow any extensions of your Accumulation Phase. We will then annuitize your contract on the first business day of the month following the end of the current Extension Period in accordance with the default annuity income payment option specified below and in your contract. You may select another annuity income payment option so long as you notify us in writing at least 30 days prior to that date.
We reserve the right, at our sole discretion, to refuse to offer Extension Periods, regardless of whether we may have granted Extension Periods in the past to you or other similarly situated contract Owners.
Annuity Income Options
You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.
We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.
If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.
If you elect a lifetime based annuity income option without a guaranteed period, your annuity income payments depend on longevity only. That means that you may potentially not live long enough to receive an annuity income payment. If you die before the first annuity income payment, no annuity income payments will be made.
Annuity Income Option 1 – Life Income Annuity
This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.
Annuity Income Option 2 – Joint and Survivor Life Income Annuity
This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies. For Qualified contracts, under certain circumstances, the survivor’s annuity income payments may be limited based on the Internal Revenue Code.

Annuity Income Option 3 – Joint and Survivor Life Income Annuity with 10 Years Guaranteed
This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 years. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract. Under certain circumstances, the survivor's annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 4 – Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments greater than 10 years may not be available to all Beneficiaries. For Qualified contracts, under certain circumstances the Beneficiary’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 5 – Income for a Specified Period
This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments for more than 10 years may not be available to all Beneficiaries. For Qualified contracts, under certain circumstances the Beneficiary’s annuity income payments may be limited based on the Internal Revenue Code. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. Upon your request, the contract may be commuted if a period certain annuitization income option has been elected. The amount available upon such redemption would be the discounted present value of any remaining guaranteed annuity income payments that would reflect the fluctuating trading costs for liquidating the securities in place to pay for these contractual obligations. The detrimental impact depends on the nature of the securities (and which may include short-term, medium term, and/or long-term investments) resulting in varying losses to the Company.
The value of an Annuity Unit, regardless of the option chosen, takes into account Base Contract Expense which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.
Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.
Fixed or Variable Annuity Income Payments
You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed and may fluctuate as described under ANNUITY INCOME PAYMENTS below.
Annuity Income Payments
We make annuity income payments on a monthly, quarterly, semi-annual or annual basis as elected by you. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.
If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:
•
for life income options, your age when annuity income payments begin; and
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the contract value attributable to the Variable Portfolios on the Annuity Date; and
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the 3.5% assumed investment rate used in the annuity table for the contract; and
•
the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.
If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.
The value of fixed annuity income payments, if elected, will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate (“AIR”) of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant.

If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.
Deferment of Payments
We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. Please see ACCESS TO YOUR MONEY above for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

Taxes

The federal income tax treatment of annuity contracts or retirement programs is complex and sometimes uncertain. The discussion below is intended for general informational purposes only and is not intended as tax advice, either general or individualized, nor should be interpreted as providing any predictions or guarantees of a particular tax treatment. This discussion is based upon the Company’s understanding of current tax rules and interpretations. Finally, this discussion does not address all federal income tax consequences of transactions (including consequences of sales to foreign individuals or entities), state or local tax consequences, estate or gift tax consequences, or the impact of foreign tax laws, associated with your contract.
Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have a retroactive effect as well. As a result, you should consult a tax adviser about the application of tax rules found in the Internal Revenue Code of 1986, as amended (“IRC” or “the Code”), Treasury Regulations, applicable Internal Revenue Service (“IRS”) guidance, and any regulatory developments to your individual situation. We do not guarantee the tax status or treatment of your annuity contract.
Tax rules vary, depending on whether the contract is offered under your employer-sponsored retirement program or arrangement, an individual retirement account or annuity (a Qualified contract), or a Non-Qualified contract.
The contracts are used under many types of retirement arrangements, including the following:
•
IRC section 403(b) annuities for employees of public schools, community colleges, colleges and universities, and other section 501(c)(3) tax-exempt organizations;
•
IRC section 401(a), 403(a), and 401(k) qualified plans (including plans for self-employed individuals);
•
IRC section 408(b) traditional IRAs;
•
IRC section 408A Roth IRAs;
•
IRC section 457 deferred compensation plans of governmental and certain tax-exempt employers;
•
IRC section 408(k) SEPs and SARSEPs; and
•
IRC section 408(p) SIMPLE retirement accounts.
Contracts purchased under these retirement arrangements described above (“Qualified Arrangement”) generally are referred to in this prospectus as “Qualified contracts.” Contracts that are not purchased in connection with a Qualified Arrangement generally are referred to in this prospectus as “Non-Qualified contracts.” Note that there are certain types of plans that are referred to as non-qualified, e.g. non-qualified deferred compensation plans under IRC section 457, that, for purposes of this prospectus, are considered Qualified Arrangements. See below for further details.
Non-Qualified Contracts
Tax Status of Non-Qualified Contracts
In General
Generally, the increases in the value of a contract are not taxed until a distribution occurs. The taxable portion of the distribution is taxed at ordinary income tax rates. However, this tax deferral is only available if the contract satisfies certain federal tax rules and requirements, described next. We do not guarantee the tax status or treatment of your contract. The remainder of the discussion assumes that the contract will be treated as an annuity contract for federal income tax purposes.
Late Annuity Start Date
If the contract’s annuity start date occurs (or is scheduled to occur) at a time when the Owner has reached an advanced age, it is possible that the contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the contract could be currently includable in the Owner’s income.
Diversification
For a contract to be treated as a variable annuity for federal income tax purposes, the underlying investments under the variable annuity must be “adequately diversified”. Treasury Regulations provide standards that must be met to comply with the rules. Under the regulations, an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.
If the variable annuity fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract Purchase Payments. We expect that the manager of the Underlying Funds monitors the Underlying Funds to comply with these Treasury Regulations.
Investor Control
Under certain circumstances, you, and not the Company, could be treated as the owner of the assets held in the Separate Account under your Non-Qualified contract, based on the degree of control you exercise over the underlying investments. If this occurs, you may be currently taxed on income and gains attributable to the assets under the contract rather than at the time of withdrawal.
There is little guidance in this area, and the determination of whether you possess sufficient incidents of ownership over such assets depends on all of the relevant facts and circumstances. However, Revenue Rulings 2003-91 and 2003-92 provide that an annuity owner’s ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of such assets. The Revenue Rulings provide that if, based on all the facts and circumstances, you do not have direct or indirect control over such assets, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. We do not know what limits may be set by the IRS in any future guidance that it may issue and whether such limits will apply to existing contracts.
While we believe the contract does not give you investor control over such assets, we reserve the right to modify the contract as necessary to prevent you from being considered as the owner of the assets of the contract for purposes of the Code.
Non-Natural Owners
A trust or corporation or other Owner that is not a natural person (“Non-Natural Owner”) should consult a tax adviser. Generally, the Code does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract’s “income on the contract” (as defined in the tax law). However, certain exceptions may apply, such as for contracts held by a trust or other entity as an agent for a natural person or contracts held by certain employer sponsored retirement arrangements. If an exception applies, the entity’s general interest deduction under the Code may be limited. Finally, certain non-qualified deferred compensation plans are subject to special tax rules. Please consult a tax advisor if you are a Non-Natural Owner of a contract.
Tax Treatment of Purchase Payments
Purchase Payments paid to a Non-Qualified contract are neither excludible from the gross income of the contract Owner nor deductible for tax purposes. In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract less any amounts previously received from the contract that were not includible in income.
Tax Treatment of Distributions
Partial Withdrawals
If you make a partial withdrawal from a Non-Qualified contract, the IRC generally treats such withdrawals as taxable to the extent your contract value before the withdrawal (determined before the application of any surrender charge) exceeds your cost basis. Partial withdrawals from a Non-Qualified contract that has Purchase Payments made before August 14, 1982, are an important exception to this general rule and are treated as first coming from the pre-August 14, 1982 Purchase Payments.
Amounts received under an automatic withdrawal plan are treated as withdrawals and not annuity payments for purposes of calculating taxable income.
Full Surrenders
In the case of a full surrender of a Non-Qualified contract, the amount received on surrender is taxable to the extent it exceeds the cost basis.
Assignments and Gratuitous Transfers
If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to a divorce) you will owe federal income tax on the contract’s cash surrender value to the extent it exceeds your cost basis. The transferee’s cost basis will be increased to reflect the amount the transferor includes in income.
An assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract will be treated as a withdrawal. If the entire contract value is assigned or pledged, subsequent increases in the contract value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount included in income with respect to such assignment or pledge.
Aggregation Rule
If you purchase multiple non-qualified annuity contracts from the same insurance company (or its affiliates), within the same calendar year, the IRS generally requires these annuity contracts to be aggregated and treated as a single contract for purposes of determining the taxable income associated with any distribution taken from the contracts for tax purposes. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, the contracts may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including determining whether the contract is an immediate annuity contract.) Aggregation impacts the amount of the distributions described above that is subject to taxation (and potentially subject to the 10% additional tax, if applicable). Owners should seek their own tax advice if you are purchasing more than one annuity from the same insurance company (or its affiliates) in the same calendar year.
Annuity Payments
If you annuitize your Non-Qualified contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your cost basis. The portion of each annuity income payment that is considered a return of your cost basis will not be taxed. Your annuity income payment will be considered fully taxable after you have received a return of the entire amount of your cost basis.
Death Benefits
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from a Non-Qualified annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Upon death, any remaining amounts in the contract must be distributed in accordance with the requirements under the Code. For deaths that occur after the contract’s annuity start date, payments under the annuity option elected will continue to be paid at least as rapidly as under the method of distribution in effect at such Owner’s death. For deaths that occur prior to the contract’s annuity start date, the entire interest in the contract can be paid in one of the following manner:
1.
Lump sum payment of the death benefit.
2.
Payment of the entire death benefit within five years of the date of any Owner’s death.
3.
Payment of the death benefit over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary. Under this option, distributions must begin within one year of the date of any Owner’s death. Note - This option is not available for a Beneficiary that is a non-natural person.
4.
Spousal Option Only. The spousal Beneficiary can elect to treat the annuity contract as their own.
Special rules apply if the Owner is a non-natural person, where the annuitant is generally treated as the Owner.
10% Additional Tax
The taxable portion of any distribution, whether annuity income payment or other withdrawal, prior to the Owner reaching age 59½ is subject to a 10% additional tax unless an exception applies. Some of the main exceptions include:
•
when paid to your Beneficiary after you die;
•
after you become permanently disabled (as defined in the IRC);
•
when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary;
•
under an immediate annuity contract; or
•
when attributable to Purchase Payments made prior to August 14, 1982.
Other exceptions may available depending on contract type and your circumstances. Please consult your tax advisor or www.irs.gov for more information.
Net Investment Income Tax
There is a 3.8% tax on net investment income for Owners with Modified Adjusted Gross Income (“MAGI”) that exceeds certain thresholds based on the type of filer. Further information may be found on www.irs.gov. For this purpose, net investment income generally will include taxable distributions from a Non-Qualified contract. It is also possible the tax could apply to other taxable amounts relating to your Non-Qualified contract. Please consult your tax advisor. This tax generally does not apply to Qualified contracts; however, taxable distributions from such contracts may be considered in determining the MAGI threshold.
Tax Treatment of Exchanges
The Non-Qualified contract may be issued in exchange for all or part of another annuity contract that you own. In addition, the contract Owner may be permitted to exchange the contract for a new annuity contract prior to the commencement of annuity income payments. A full or partial exchange of one annuity contract for another is a tax-free transaction under IRC section 1035, provided that the requirements of that section are satisfied. Please note that the exchange may be tax reportable. If you exchange part of an existing annuity contract for another annuity contract, and within 180 days of the exchange you receive a distribution other than certain annuity payments, the exchange may not be tax free. You should consult a tax advisor when exchanging part or all of an annuity contract.
Qualified Contracts
In General
Qualified contracts taxation varies with the type of plan and terms and conditions of each specific plan. You will get no additional tax advantage from this contract if you are investing through a Qualified contract beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.
The terms of the plan may limit the rights otherwise available under the contracts. The Code and, if applicable, your contract or Qualified Arrangement, may have limitations and restrictions such as: the amount that can be contributed; the form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Some of these limitations are adjusted annually. Please see www.IRS.gov or consult your tax advisor.
The following are general summary descriptions of the types of Qualified Arrangements with which the Qualified contracts may be used. Not all plan types will be available under your contract. Descriptions of such arrangements are not exhaustive and are for general information purposes only. The tax rules regarding Qualified Arrangements are very complex and will have differing applications depending on individual facts and circumstances. Each prospective purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.
Note that the Company no longer issues new Qualified contracts other than IRAs, SEP IRAs, or ROTH IRAs.
Plans of Self-Employed Individuals: “H.R. 10 Plans”
Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” Plans.
Pension and Profit Sharing Plans 401(a)/401(k)
The Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. These retirement plans may permit the purchase of the Qualified contracts to provide benefits under the plan. Contributions to the contracts will be restricted by the Code and the terms of the plan.
Tax-Sheltered Annuity (403(b))
Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public educational institutions and tax-exempt organizations described in Section 501(c)(3) of the Code.
Treasury regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing Qualified contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.
In general, certain contracts originally established by a IRS Revenue Ruling 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to the contract on or after September 24, 2007.
Effective January 1, 2009 the Company no longer accepts new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) annuities.
Traditional Individual Retirement Annuities (IRA), SEP IRA, or Roth IRA
The IRA Disclosure Statement, ROTH IRA Disclosure Statement, or Traditional, SEP, and Roth Individual Retirement Annuity (IRA) Combined Disclosure Statement which was received at the time of original issue of your IRA, SEP IRA or Roth IRA contains information about eligibility, contribution limits, distribution restrictions and other tax information. For further information about contributions and distributions from your IRA, please see Publications 590-A and 590-B on the IRS website at www.irs.gov.
Traditional Individual Retirement Annuities
Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional IRA. Under applicable limitations, certain amounts (adjusted annually) may be contributed to an IRA. Such contributions may be deductible, depending on your modified gross income.
Roth IRAs
Section 408A of the Code permits an individual to contribute to an individual retirement account called a Roth IRA. Contributions to a Roth IRA are not deductible, but distributions are tax-free if certain requirements are satisfied. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can make regular cash contributions.
Simplified Employee Pension Plan (“SEP”) IRA
Sole proprietors, partnerships, and corporations, including S corporations, can set up SEPs. Employer contributions under a SEP are made to a separate IRAs established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees’ compensation. Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP (known as SARSEPs).
Deferred Compensation Plans — Section 457
A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and (ii) belong to either a select group of management or highly compensated employees or, if provided under the deferred compensation arrangement, independent contractors.
The employer uses deferred amounts to purchase the contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the contract is generally held for the exclusive benefit of plan Participants. For plans of non-governmental tax-exempt employers, the employee has no present ownership rights in the Contract and is entitled to payment only in accordance with the eligible deferred compensation plan (an “EDCP”) provisions and, where applicable, any trust under which the contract may be held. Non-governmental 457 plan assets must remain assets of the employer and are subject to claims by the creditors of the employer.
Under these plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from, or if a non-governmental tax-exempt employer, otherwise made available to the recipient.
Tax Treatment of Purchase Payments
For employer-sponsored arrangements, Purchase Payments under Qualified contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. For IRAs, Purchase Payments also can be made as a pre-tax or after-tax contribution. If you make contributions on a pre-tax basis, then you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a non-deductible traditional IRA or in another Qualified contract.
Limitations and restrictions may apply to Purchase Payments. Please refer to www.IRS.gov for further information, as these limitations and restrictions may be based on several factors.
Various penalty and excise taxes may apply to contributions made in violation of applicable contribution limits. You should consult a qualified tax advisor associated with any questions related to the contribution to or transfer from an employer sponsored retirement plan or arrangement, IRA, or Roth IRA.
Tax Treatment of Distributions
Distributions from Qualified contracts, other than IRAs and Roth IRAs, are often limited by the IRC and by the terms of the employer-sponsored retirement plan. In some cases, distributions are not available unless there has been a distributable event as defined by the terms of the plan. All distributions are tax at ordinary income tax rates. Various penalty taxes may apply to distributions made in violation of applicable requirements. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrenders from Qualified contracts. You should consult a qualified tax advisor associated with any questions related to the distribution or transfer from an employer sponsored retirement plan or arrangement, IRA, or Roth IRA.
Non-Roth Qualified Contracts. Distributions from Qualified contracts other than Roth IRAs and designated Roth accounts (described below) are taxable, except to the extent allocable to after-tax contributions or non-deductible traditional IRA contributions.
Roth IRAs and Designated Roth Accounts. “Qualified” distributions from Roth IRAs and Designated Roth Accounts upon attainment of age 59½, upon death or disability, or for qualifying first-time homebuyer expenses (Roth IRAs only) are tax-free as long as five or more years have passed since the first contribution to the taxpayer’s first Roth IRA or Designated Roth Account. Qualified distributions may be subject to state income tax in some states. Special tax rules will apply to distributions that are not qualified and such distributions are generally subject to the same 10% additional tax on amounts included in income as for other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% additional tax if the distribution of those contributions is made within five years of the rollover or conversion.
Designated Roth and Roth IRA Conversions. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions from qualified contracts into Roth IRAs normally require taxes to be paid in the year of the conversion on any previously untaxed amounts included in the amount converted. The taxable value of such a conversion may consider the value of certain benefits under the contract.
457 Plans.Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.
Annuitization. If you annuitize your Qualified contract, special tax rules apply to determine the taxable amount of your annuity income payment depending on your Qualified Arrangement. Please consult your tax advisor.
10% Additional Tax. You should consult your tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any. The taxable portion of any distribution, whether annuity income payment or other withdrawal, prior to the Owner of a Qualified contract reaching age 59½ is subject to a 10% additional tax unless an exception applies. Some of the main exceptions include:
•
when paid to your Beneficiary after you die;
•
after you become permanently disabled (as defined in the IRC); and

•
as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary.
Other exceptions may be applicable under certain circumstances. In addition, you may be able to repay certain distributions if certain requirements are satisfied. Distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% additional tax, rather than a 10% additional tax.
Direct and Indirect Rollovers
A rollover distribution, including eligible rollover distributions as defined below, from an IRA, 403(b) TSA, qualified plan or governmental 457(b) deferred compensation plan may generally be rolled over into another IRA, 403(b) TSA, qualified plan or governmental 457(b) deferred compensation plan, if permitted by the plan.
An eligible rollover distribution is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401(a) or 403(a) or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code. Generally, certain types of distributions are not considered eligible rollover distributions, such as distributions received on account of:
a.
a required minimum distribution,
b.
a hardship withdrawal, or
c.
a series of substantially equal payments (at least annually) made over your life expectancy or the joint life expectancies of you and your designated Beneficiary, or a distribution made for a specified period of 10 years or more.
A rollover distribution (including an eligible rollover distribution) may be transferred as a direct or indirect rollover. In a direct rollover, the funds are directly transferred from one Qualified Arrangement to another. In an indirect rollover, the individual receives a distribution from the Qualified Arrangement and reinvests it in another Qualified Arrangement within 60 days of the distribution. For indirect rollovers, you must include in your income for the year the taxable amount of any portion of the distribution that you do not roll over. An indirect rollover of an eligible rollover distribution will be subject to a mandatory 20% withholding tax (described below).
Individuals are only permitted to make one indirect rollover from an IRA to another IRA in any one-year period. It is important to note that the one rollover per year limitation does not apply to amounts taken as an eligible rollover distribution from an employer sponsored retirement arrangement or from amounts transferred directly between IRAs in a trustee-to-trustee transfer.
Funds may generally be rolled over tax-free from a SIMPLE IRA to another IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.
You should always consult your tax adviser before you move or attempt to move any funds.
Tax Treatment of Death Benefits
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Required Minimum Distributions
Your required minimum distribution (RMD) is the minimum amount you must withdraw from your Qualified Arrangement each year after your required beginning date. The RMD rules do not apply to Roth IRAs or designated Roth accounts when the Owner is alive.
Failure to satisfy the minimum distribution requirements may result in an excise tax. A 25% excise tax may be assessed on any RMD that is required but not taken timely. However, if the late RMD is taken within a two-year period, the penalty may be reduced to 10% if certain conditions are satisfied. You should consult your tax adviser for more information.
Required Beginning Date
Generally, the IRC requires that you begin taking annual distributions from Qualified contracts by December 31 of the calendar year in which you attain the “applicable age”:
•
Age 75 if you were born January 1, 1960 or later.
•
Age 73 if you were born on or after January 1, 1951, and before January 1, 1960.
•
Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
•
Age 70 ½ if you were born before July 1, 1949.
For employer sponsored retirement plans, you must begin distributions on the later of (1) reaching the applicable age, or (2) the calendar year in which you sever employment from the employer sponsoring the plan.
You may choose to delay your first distribution until April 1 of the calendar year following in which you reach the applicable age or sever employment, as applicable. However, if you choose to delay your first distribution, you will be required to withdraw your second RMD on or before December 31 in that same year. For each year thereafter, you must withdraw your RMD by December 31.
For 403(b) contracts, amounts accumulated under a Contract on December 31, 1986, may be subject to special distribution rules.

Combining Distributions from Multiple Qualified Contracts
If you own more than one IRA, you may be permitted to take your RMD in any combination from your IRAs. A similar rule applies if you own more than one 403(b) account, unless the plan, contract, or account otherwise provides. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a 403(b) account, and you cannot satisfy the requirement for your 403(b) account by taking a distribution from an IRA.
Automatic Withdrawal Option
If available, you may elect to have the RMD amount for your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy, and we do not guarantee the accuracy of our calculations.
We recommend you consult your tax adviser concerning your required minimum distribution.
Required After Death Distributions
Upon death, any remaining amounts in the Qualified contract must be distributed in accordance with the requirements under the IRC. The timing of these distributions will depend on whether the death occurs before the Owner was required to take RMDs, the type of Beneficiary, and the Beneficiary’s relationship to the deceased Owner. The information provided below applies to Owners who die after 2019 (after 2021 for certain governmental and collectively bargained retirement plans). For Owners’ deaths prior to such dates, individuals should consult a tax advisor regarding the applicable after-death distribution requirements.
Eligible designated Beneficiaries (“EDB”) are generally a natural person designated as a Beneficiary (“designated beneficiaries”) who are also:
•
the surviving spouse of the Owner; or
•
an individual who is not more than ten years younger than the Owner.
If the Beneficiary is an EDB, the entire amount in the contract generally must be paid to the EDB:
•
if the owner had not reached their required beginning date for RMDs
○
within 5 years after the owner’s death, or
○
by December 31st of the year following the year of death and be paid over the lifetime or single life expectancy of the EDB; or
•
if the owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the Owner and all amounts must be distributed within 5 years of the owner’s death.
Exceptions to this rule may apply in the case of an EDB who is also the Owner’s spouse.
If a Beneficiary is a designated beneficiary, the entire amount in the Contract must be distributed either:
•
if the Owner had not reached their required beginning date for RMDs, within 5 years after the owner’s death, or
•
if the Owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the Owner and all amounts must be distributed within 5 years of the owner’s death.
If the Beneficiary is not a designated beneficiary or an EDB, the Beneficiary must receive the entire amount in the contract:
•
if the Owner had not reached their required beginning date for RMDs, within 5 years after the owner’s death, or
•
if the Owner had reached their required beginning date for RMDs, payments must continue at least as rapidly as was required for the Owner.
Additional rules, requirements, and exceptions may apply. Please consult a tax advisor.
Gifts, Pledges, Assignments of and/or Loans from a Qualified Contract
Qualified contracts are prohibited from being transferred, assigned or pledged as security for a loan. This generally does not apply to loans under an employer-sponsored retirement plan (including loans from the annuity contract) that satisfy certain requirements, provided that the plan is not an unfunded deferred compensation plan. Another exception to this rule includes an assignment pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or “QDRO”), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.
For certain qualified arrangements, a default of a loan may be considered a taxable distribution and may be subject to a 10% additional tax if the distribution occurred prior to your attainment of age 59.5 unless an exception applies. Please see the terms of your loan for specifics regarding your loan and the tax impact of defaults.
You should consult a tax advisor as to the availability of these and any other exceptions.
Tax Withholding and Reporting
In General
Taxable amounts distributed from annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution and, in certain cases, the amount of your distribution. An election out of federal withholding must be made in accordance with the IRS guidance as directed on forms that we provide. If an election out of withholding or election of another amount is not made, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, and the payee was single with no adjustments, or (2) for other distributions, at the rate of 10%. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless payments are directed to your U.S. residential address. We are also required to withhold if you do not provide a valid TIN.
State income tax withholding rules vary, and we will withhold based on the rules of your state of residence. Your state may require any election associated with withholding to be undertaken on the state’s prescribed form.
Special tax rules apply to withholding for non-United States persons, and we generally withhold income tax for such non-United States persons at a rate of 30% of the taxable amount. A different withholding rate may be applicable to a non-United States person based on the terms of an existing income tax treaty between the United States and the non-United States person’s country. To qualify for any reduced withholding, the non-United States person must provide applicable certifications under Form W-8 BEN-E, Form W-8IMY, or other applicable form. Any Form W-8, including the Form W-8 BEN-E and Form W-8IMY, is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. You should consult your tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any. Note, any payments made to a foreign entity, where such entity fails to provide the applicable certifications, may result in a 30% withholding on certain gross payments, which could include distributions from annuity contracts.
Any income tax withheld is a credit against your income tax liability. Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
20% Federal Income Tax Withholding on Eligible Rollover Distributions
For certain qualified employer sponsored plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an eligible rollover distribution for federal income taxes. This requirement is mandatory and cannot be waived by the Owner. You may avoid withholding if you do a direct rollover between Qualified Arrangements.
Generation Skipping Transfer Tax Withholding
Under certain circumstances, the IRC may impose generation skipping transfer tax when all or a part of an annuity contract is transferred (including a death benefit paid) to an individual two or more generations younger than the owner. The Company may be required to undertake withholding associated with such a transaction. Contract Owners should consult a tax advisor with any questions.
Civil Unions and Domestic Partnerships
Parties to a state civil union or domestic partnership are not treated as married under federal law. Accordingly, certain transactions (such as a change of ownership or spousal continuation) may be taxable to those persons. Contract Owners should consult a tax advisor with any questions.
Our Taxes
The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company. We are entitled to certain tax benefits related to the investment of Company assets, including assets of the Separate Account, which may include foreign tax credits and the corporate dividends received deduction. These potential benefits are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

Other Information

The Distributor
Corebridge Capital Services, Inc., 30 Hudson Street, 16th Floor, Jersey City, NJ 07302, distributes the contracts. Corebridge Capital Services, Inc., a wholly-owned subsidiary of AGL, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). No underwriting fees are retained by Corebridge Capital Services, Inc. in connection with the distribution of the contracts.
The Company
American General Life Insurance Company
American General Life Insurance Company (“AGL”) is a stock life insurance company organized under the laws of the state of Texas. Its home office is 2727-A Allen Parkway, Houston, Texas 77019-2191.
Contracts are issued by AGL in all states, except New York.
AGL is obligated to pay all amounts promised to investors under a contract issued by AGL.

Operation of the Company
The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company’s financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.
The Company is exposed to market risk, interest rate risk, contract Owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to guaranteed death benefits on the Company’s financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.
The Company is regulated for the benefit of contract Owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company’s operations.
The Separate Account
Variable Separate Account is a separate account of AGL under Texas law. It may be used to support the contract and other variable annuity contracts, and used for other permitted purposes.
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.
Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our
General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.
You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.
The General Account
Obligations that are paid out of the Company’s general account (“General Account”) include any amounts you have allocated to available Fixed Accounts, including any interest credited thereon, and amounts owed under your contract for death benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.
The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk.
Guarantee of Insurance Obligations
The Company’s insurance policy obligations for individual and group contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time, are guaranteed (the “Guarantee”) by American Home Assurance Company (“American Home” or “Guarantor”).
As of December 29, 2006 at 4:00 p.m. Eastern Time (the “Point of Termination”), the Guarantee by American Home was terminated for prospectively issued contracts. The Guarantee will not cover any contracts or certificates with a date of issue later than the Point of Termination. The Guarantee will continue to cover individual contracts, individual certificates and group unallocated contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, and annuity income options. The

Guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The Guarantee provides that individual contract Owners, individual certificate holders and group unallocated contract Owners with a date of issue earlier than the Point of Termination can enforce the Guarantee directly.
American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home’s principal executive office is located at 1271 Avenue of the Americas, FL37, New York, NY 10020-1304. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect, wholly-owned subsidiary of American International Group, Inc.
Financial Statements
The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.
The Company, the Separate Account and the Guarantor
The financial statements of the Company and the Separate Account are required to be made available because you must look to those entities directly to satisfy our obligations to you under the Contract. The financial statements of the Guarantor are provided in relation to its ability to meet its obligations under the Guarantee. Please see GUARANTEE OF INSURANCE OBLIGATIONS above.
Instructions to Obtain Financial Statements
The financial statements of the Company, Separate Account and Guarantor are included in the Statement of Additional Information and available on the Company’s website at www.corebridgefinancial.com/ProductProspectuses and on SEC’s website at www.sec.gov. You may also request a free copy of the Statement of Additional Information by following the instructions on the back page or by contacting our Annuity Service Center at:
Mailing Address:
Annuity Service Center
P.O. Box 15570, Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862
We encourage both existing and prospective contract Owners to read and understand the financial statements.
Administration
We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.
We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, if available, may be confirmed quarterly. Purchase Payments received through the automatic payment plan may also be confirmed quarterly. For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.
Legal Proceedings
There are no pending legal proceedings affecting the Separate Account, the Company, or the principal underwriter. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.
Various lawsuits against the Company have arisen in the ordinary course of business. As of the date of this prospectus, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.
Registration Statements
Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its General Account, American Home, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

Appendix A – Investment Options Available Under The Contract

Underlying Funds
The following is a list of Underlying Funds available under the contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at www.corebridgefinancial.com/ProductProspectuses. You can also request this information at no cost by calling (855) 421-2692.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Asset Allocation	SA JPMorgan Diversified Balanced Portfolio – Class 1 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.74%*	12.95%	6.06%	7.54%
	SA MFS Total Return Portfolio – Class 1 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.71%	10.99%	6.30%	7.53%
Bond	SA American Century Inflation Managed Portfolio – Class 3 SunAmerica Asset Management, LLC American Century Investment Management, Inc.	0.85%	6.21%	0.63%	2.06%
	SA Federated Hermes Corporate Bond Portfolio – Class 1 SunAmerica Asset Management, LLC Federated Investment Management Company	0.55%	7.05%	0.42%	3.72%
	SA Goldman Sachs Government and Quality Bond Portfolio[1] – Class 1 SunAmerica Asset Management, LLC Goldman Sachs Asset Management L.P.[1]	0.59%	6.57%	-0.78%	1.45%
	SA JPMorgan MFS Core Bond Portfolio – Class 1 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc. and Massachusetts Financial Services Company	0.53%*	7.29%	0.10%	2.45%
	SA JPMorgan Ultra-Short Bond Portfolio – Class 1 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.55%	4.62%	2.46%	1.68%
	SA PIMCO Global Bond Opportunities Portfolio – Class 1 SunAmerica Asset Management, LLC Pacific Investment Management Company, LLC	0.93%*	9.07%	-3.37%	0.61%
	SA PineBridge High-Yield Bond Portfolio – Class 1 SunAmerica Asset Management, LLC PineBridge Investments, LLC	0.76%	8.36%	5.33%	7.22%
Cash	Goldman Sachs VIT Government Money Market Fund – Service Shares Goldman Sachs Asset Management, L.P.	0.43%*	3.94%	2.98%	1.90%
Stock	American Funds Global Growth Fund – Class 2 Capital Research and Management Company	0.66%*	21.63%	8.23%	12.17%
	American Funds Growth Fund – Class 2 Capital Research and Management Company	0.59%	20.23%	13.37%	17.97%
	American Funds Growth-Income Fund – Class 2 Capital Research and Management Company	0.53%	18.06%	13.90%	13.92%
	Invesco V.I. Comstock Fund – Series II Invesco Advisers, Inc.	1.00%	17.14%	15.14%	11.67%
	Invesco V.I. Growth and Income Fund – Series II Invesco Advisers, Inc.	1.00%	15.30%	12.56%	10.46%

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Stock (continued)	Lord Abbett Growth and Income Portfolio – Class VC Lord, Abbett & Co. LLC	0.93%	17.29%	13.35%	11.12%
	SA AB Growth Portfolio – Class 1 SunAmerica Asset Management, LLC AllianceBernstein L.P.	0.63%	13.06%	11.95%	16.14%
	SA AB Small & Mid Cap Value Portfolio – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	1.16%*	2.32%	8.36%	8.27%
	SA BlackRock Advantage International Portfolio[2] – Class 1 SunAmerica Asset Management, LLC BlackRock Investment Management, LLC[2]	0.87%*	21.24%	5.49%	6.37%
	SA Fidelity Institutional AM Global Equities Portfolio[3] – Class 1 SunAmerica Asset Management, LLC FIAM LLC[3]	0.82%*	22.19%	13.82%	11.38%
	SA Fidelity Institutional AM Real Estate Portfolio – Class 1 SunAmerica Asset Management, LLC FIAM LLC	0.85%	1.50%	4.91%	5.44%
	SA Franklin BW U.S. Large Cap Value Portfolio – Class 1 SunAmerica Asset Management, LLC Brandywine Global Investment Management, LLC	0.70%*	17.13%	13.86%	11.60%
	SA Franklin Small Company Value Portfolio – Class 3 SunAmerica Asset Management, LLC Franklin Mutual Advisers, LLC	1.25%*	6.14%	8.32%	9.41%
	SA Franklin Systematic U.S. Large Cap Value Portfolio – Class 1 SunAmerica Asset Management, LLC Franklin Advisers, Inc.	0.64%	16.92%	11.80%	12.59%
	SA Invesco Growth Opportunities Portfolio – Class 1 SunAmerica Asset Management, LLC Invesco Advisers, Inc.	0.82%	6.10%	-0.73%	9.13%
	SA Janus Focused Growth Portfolio – Class 1 SunAmerica Asset Management, LLC Janus Capital Management, LLC	0.80%*	18.39%	11.68%	15.64%
	SA JPMorgan Emerging Markets Portfolio – Class 1 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	1.16%*	36.28%	4.64%	8.42%
	SA JPMorgan Equity-Income Portfolio – Class 1 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.59%	14.63%	10.80%	11.09%
	SA JPMorgan Large Cap Core Portfolio – Class 1 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.69%*	14.47%	13.00%	12.73%
	SA JPMorgan Mid-Cap Growth Portfolio – Class 1 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.77%*	8.07%	4.24%	12.17%
	SA MFS Large Cap Growth Portfolio – Class 1 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.68%	16.64%	15.12%	16.16%
	SA MFS Massachusetts Investors Trust Portfolio – Class 1 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.70%*	13.82%	11.48%	12.65%
	SA PIMCO RAE International Value Portfolio – Class 3 SunAmerica Asset Management, LLC Pacific Investment Management Company, LLC	1.09%*	35.91%	10.00%	5.99%
	SA Putnam International Value Portfolio – Class 1 SunAmerica Asset Management, LLC Putnam Investment Management, LLC	0.94%*	35.27%	12.89%	9.06%

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 Year	5 Year	10 Year
Stock (continued)	SA Wellington Capital Appreciation Portfolio – Class 1 SunAmerica Asset Management, LLC Wellington Management Company LLP	0.73%	14.53%	8.81%	16.03%

* This Underlying Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Underlying Fund prospectus for additional information.

1
On July 28, 2025, SA Wellington Government and Quality Bond Portfolio was renamed SA Goldman Sachs Government and Quality Bond Portfolio and Goldman Sachs Asset Management L.P. became its subadvisor.
2
On May 1, 2026, SA Morgan Stanley International Equities Portfolio was renamed SA BlackRock Advantage International Portfolio and BlackRock Investment Management, LLC became its subadvisor.
3
On July 28, 2025, SA JPMorgan Global Equities Portfolio was renamed SA Fidelity Institutional AM Global Equities Portfolio and FIAM LLC became its subadvisor.
Fixed Accounts
The following is a list of Fixed Accounts currently available under the contract. We may change the features of the Fixed Accounts listed below, offer new Fixed Accounts, and terminate existing Fixed Accounts. We will provide you with written notice before doing so.
See INVESTMENT OPTIONS - FIXED ACCOUNTS of the prospectus for a description of the Fixed Accounts' features.
Name	Terms	Minimum Guaranteed Interest Rate
1-Year Fixed Account	1-Year	1%
Dollar Cost Averaging Fixed Account	6-Month, 12-Month	1%

Effective on February 6, 2017, due to pending regulatory changes, the Polaris Allocator Program is no longer offered.
If you invested in a Polaris Portfolio Allocator Model prior to February 6, 2017, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Polaris Portfolio Allocator Program was terminated; however, the investment will no longer be considered to be a Polaris Portfolio Allocator Model and you may no longer trade into a Polaris Portfolio Allocator Model. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file. You should speak with your financial representative about how to keep the Variable Portfolio allocations in each Portfolio Allocator Model in line with your investment goals over time.
Allocations (effective February 6, 2017)
Variable Portfolios	Allocation 1	Allocation 2	Allocation 3	Allocation 4
Invesco V.I. Comstock Fund	5.00%	5.00%	6.00%	8.00%
Invesco V.I. Growth and Income Fund	6.00%	7.00%	8.00%	8.00%
SA AB Growth	3.00%	4.00%	4.00%	6.00%
SA AB Small & Mid Cap Value	1.00%	1.00%	1.00%	2.00%
SA American Century Inflation Managed	5.00%	3.00%	2.00%	0.00%
SA American Funds Global Growth	2.00%	3.00%	4.00%	6.00%
SA American Funds Growth-Income	0.00%	0.00%	1.00%	4.00%
SA BlackRock Advantage International	3.00%	3.00%	4.00%	5.00%
SA Federated Hermes Corporate Bond	10.00%	8.00%	7.00%	1.00%
SA Fidelity Institutional AM® Real Estate	0.00%	0.00%	0.00%	1.00%
SA Franklin BW U.S. Large Cap Value Portfolio	4.00%	4.00%	4.00%	5.00%
SA Franklin Small Company Value	0.00%	2.00%	2.00%	1.00%
SA Franklin Systematic U.S. Large Cap Value	3.00%	3.00%	3.00%	5.00%
SA Goldman Sachs Government and Quality Bond	8.00%	8.00%	7.00%	2.00%
SA Janus Focused Growth	0.00%	1.00%	1.00%	2.00%
SA JPMorgan Emerging Markets	0.00%	1.00%	2.00%	2.00%
SA JPMorgan Equity-Income	6.00%	7.00%	8.00%	8.00%
SA JPMorgan Large Cap Core Portfolio	3.00%	4.00%	4.00%	6.00%
SA JPMorgan MFS Core Bond	17.00%	13.00%	10.00%	5.00%
SA JPMorgan Ultra-Short Bond Portfolio	2.00%	1.00%	0.00%	0.00%
SA MFS Large Cap Growth	2.00%	3.00%	4.00%	4.00%
SA MFS Massachusetts Investors Trust	6.00%	6.00%	7.00%	8.00%
SA PIMCO Global Bond Opportunities Portfolio	4.00%	4.00%	2.00%	2.00%
SA PIMCO RAE International Value Portfolio	3.00%	3.00%	3.00%	4.00%
SA PineBridge High-Yield Bond	4.00%	3.00%	2.00%	0.00%
SA Wellington Capital Appreciation	3.00%	3.00%	4.00%	5.00%
Total	100%	100%	100%	100%

Appendix B – Market Value Adjustment (“MVA”)

Depending on the issue date of your contract, your contract may offer multi-year Fixed Accounts. If you take money out of any available multi-year Fixed Accounts before the guarantee period ends, we may make an adjustment to your contract. We refer to this as a Market Value Adjustment (“MVA”). The MVA does not apply to any available one-year Fixed Accounts. The MVA reflects any difference in the interest rate environment between the time you placed your money in the multi-year Fixed Accounts and the time when you withdraw or transfer that money. Generally, this adjustment can increase or decrease your contract value or the amount of your withdrawal. If interest rates drop between the time you put your money into a multi-year Fixed Account and the time you take it out, we credit a positive adjustment to your contract. Conversely, if interest rates increase during the same period, we could post a negative adjustment to your contract. You have 30 days after the end of each guarantee period to reallocate your funds without application of any MVA.
Regardless of the outcome of the MVA calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value or the withdrawal amount. Thus, the MVA will not result in a loss of principal or previously credited interest for transactions after May 2, 2005. You will continue to receive any positive adjustment resulting from application of the MVA.
The information below applies only if you take money out of multi-year Fixed Accounts before the end of the Guarantee Period.
We calculate the MVA by doing a comparison between current rates and the rate being credited to you in the Fixed Accounts. For the current rate we use a rate being offered by us for a guarantee period that is equal to the time remaining in the Fixed Accounts from which you seek withdrawal (rounded up to a full number of years). If we are not currently offering a guarantee period for that period of time, we determine an applicable rate by using a formula to arrive at a number based on the interest rates currently offered for the two closest periods available.
Where the MVA is positive, we add the adjustment to your withdrawal amount. If a withdrawal charge applies, it is deducted before the MVA calculation. The MVA is assessed on the amount withdrawn less any withdrawal charges.
The MVA is computed by multiplying the amount withdrawn, transferred or taken under an income option by the following factor:
[(1+I/(1+J+L)]N/12 – 1
where:
I is the interest rate you are earning on the money invested in the Fixed Account;
J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the Fixed Account;
N is the number of full months remaining in the term you initially agreed to leave your money in the Fixed Account; and
L is 0.005 (Some states require a different value. Please see your contract.)
We do not assess an MVA against withdrawals from an Fixed Account under the following circumstances:
•
If a withdrawal or transfer made after May 2, 2005 results in a negative MVA calculation;
•
If a withdrawal or transfer is made within 30 days after the end of a guarantee period;
•
If a withdrawal or transfer is made to pay contract fees and charges;
•
To pay a death benefit; and
•
Upon beginning an income option, if occurring on the Latest Annuity Date.
Examples of the MVA
The purpose of the examples below is to show how the MVA adjustments are calculated and may not reflect the
Guarantee Periods available or withdrawal charges applicable under your contract.
The examples below assume the following:
(1)
You made an initial Purchase Payment of $10,000 and allocated it to a Fixed Account at a rate of 5%;
(2)
You make a partial withdrawal of $4,000 at a time when 18 months remain in the term you initially agreed to leave your money in the Fixed Account (N = 18);
(3)
You have not made any other transfers, additional Purchase Payments, or withdrawals; and
B-1

(4)
Your contract was issued in a state where L = 0.005.
Positive Adjustment, No Withdrawal Charge Applies
Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. No withdrawal charge is reflected in this example, assuming that the Purchase Payment withdrawn falls within the penalty-free withdrawal amount.
The MVA factor is = [(1+I/(1+J+0.005)]N/12 – 1
= [(1.05)/(1.04+0.005)]18/12 – 1
= (1.004785)1.5 – 1
= 1.007186 – 1
= + 0.007186
The requested withdrawal amount is multiplied by the MVA factor to determine the MVA:
$4,000 × (+0.007186) = +$28.74
$28.74 represents the positive MVA that would be added to the withdrawal.
Positive Adjustment, Withdrawal Charge Applies
Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year Fixed Account is 3.5% and the 3-year Fixed Account is 4.5%. By linear interpolation, the interest rate for the remaining 2 years (18 months rounded up to the next full year) in the contract is calculated to be 4%. A withdrawal charge of 6% is reflected in this example, assuming that the Purchase Payment withdrawn exceeds the penalty-free withdrawal amount.
The MVA factor is = [(1+I)/(1+J+0.005)]N/12 – 1
= [(1.05)/(1.04+0.005)]18/12 – 1
= (1.004785)1.5 – 1
= 1.007186 – 1
= + 0.007186
The requested withdrawal amount, less the withdrawal charge ($4,000 – 6% = $3,760) is multiplied by the MVA factor to determine the MVA:
$3,760 × (+0.007186) = +$27.02
$27.02 represents the positive MVA that would be added to the withdrawal.
B-2

Appendix C – State Contract Availability and/or Variability

PROSPECTUS PROVISION	AVAILABILITY OR VARIATION	ISSUE STATE
Administration Charge	Contract Maintenance Fee is $30.	New Mexico North Dakota Utah
Administration Charge	Charge will be deducted pro-rata from Variable Portfolios only.	Oregon Texas Washington
Market Value Adjustment	L equal to 0.0025	Florida
Systematic Withdrawal	Minimum withdrawal amount is $250 per withdrawal or the penalty free withdrawal amount.	Minnesota Oregon
Transfer Privilege	Any transfer over the limit of 15 will incur a $10 transfer fee.	Pennsylvania Texas
C-1

Appendix D – death benefit examples

The following examples demonstrate how market performance, subsequent Purchase Payments, and withdrawals impact the death benefit.
The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your contract will actually perform.
Example 1: Initial Values
The values shown below are based on the following assumptions:
•
Initial Purchase Payment = $100,000
•
Owner age 65 on the Issue Date

Values as of	Purchase Payment Invested	Contract Value	Purchase Payments	Death Benefit
Issue Date	$100,000	$100,000	$100,000	$100,000
Example 2: Impact of Adding Subsequent Purchase Payments
The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:
•
Subsequent Purchase Payment invested on the second Contract Year = $25,000.
•
No withdrawals taken in the first 2 Contract Years.

Values as of	Purchase Payment Invested	Assumed Contract Value	Purchase Payment Accumulation @4%	Death Benefit
Contract Date	$100,000	$100,000	$100,000	$100,000
1st Anniversary	–	$106,000	$104,000	$106,000
Year 2 – Day 200	$25,000	$127,000	$131,259	$131,259
2nd Anniversary	–	$145,000	$133,607	$145,000
The values of the death benefit are impacted by adding subsequent Purchase Payments and the Contract Value at the time the death benefit is calculated.
•
At 1st anniversary, Purchase Payment Accumulation increased by 4% to $104,000 [$100,000 × (1 + 4%)], however Contract Value was greater; therefore the death benefit was $106,000.
•
At year 2 day 200 Purchase Payment Accumulation increased by 4% for 200 days before adding the Subsequent Purchase Payment.
○
Purchase payments increased to $131,259 {$104,000 × [(1 + 4%)^(200/365)]}
○
The Purchase Payment Accumulation receives daily interest prior to receiving a subsequent Purchase Payment.
•
At 2nd anniversary, Purchase Payment Accumulation increased by 4% for another 165 days to $133,607 {$131,259 × [(1 + 4%)^(165/365)]}, however Contract Value was greater; therefore the death benefit was $145,000.
Example 3: Impact of withdrawals on Purchase Payments
The values shown below are based on the assumptions stated in Examples 1 and 2 above, in addition to the following:
•
A withdrawal of $15,000 was taken in the third Contract Year.

Values as of	Assumed Contract Value	Withdrawal Taken	Purchase Payment Accumulation @4%	Death Benefit
2nd Anniversary	$145,000	–	$133,607	$145,000
Year 3 – Day 100	$156,000	$15,000	$120,051	$141,000
3rd Anniversary	$144,000	–	$123,518	$144,000
•
The Purchase Payment Accumulation is reduced by the withdrawal amount dollar-for-dollar.
D-1

○
In year – 3 day 100, the Purchase Payment Accumulation was reduced to $120,051 {$133,607 × [(1 + 4%)^(100/365)] – $15,000}; the contract value was $141,000 ($156,000 – $15,000), greater than Purchase Payment Accumulation; therefore, the death benefit was $141,000.
○
At 3rd anniversary, Purchase Payment Accumulation increased by 4% for the remainder of the contract year to $123,518 {$120,051 × [(1 + 4%)^(265/365)]}, however the contract value was greater; therefore the death benefit was $144,000.
Example 4: Purchase Payment Accumulation and 7th Contract Anniversary Value
The values shown below are based on the assumptions stated in Examples 1, 2, and 3 above, in addition to the following:
•
The Purchase Payment Accumulation increases each year by 4%
•
7th year Anniversary Value is locked in for the death benefit

Values as of	Assumed Contract Value	Anniversary Value	Purchase Payment Accumulation @4%	7th Anniversary Value Purchase Payment Accumulation @4%	Death Benefit
3rd Anniversary	$144,000	$144,000	$123,518	–	$144,000
4th Anniversary	$178,000	$178,000	$128,459	–	$178,000
5th Anniversary	$190,000	$190,000	$133,597	–	$190,000
6th Anniversary	$150,000	$150,000	$138,941	–	$150,000
7th Anniversary	$174,000	$174,000	$144,499	$174,000	$174,000
•
At 4th anniversary, Purchase Payment Accumulation increased by 4% to $128,459 [$123,518 × (1 + 4%)],
•
At 5th anniversary, Purchase Payment Accumulation increased by 4% to $133,597 [$128,459 × (1 + 4%)],
•
At 6th anniversary, Purchase Payment Accumulation increased by 4% to $138,941 [$133,597 × (1 + 4%)],
•
At 7th anniversary, Purchase Payment Accumulation increased by 4% to $144,499 [$138,941 × (1 + 4%)], however the 7th Anniversary Value of $174,000 was greater; therefore, the death benefit was $174,000.
Example 5: Impact of withdrawals after 7th Contract Anniversary Lock In
The values shown below are based on the assumptions stated in Examples 1, 2, 3, and 4 above, in addition to the following:
•
A withdrawal of $10,000 was taken on the 8th and 9th anniversaries.

Values as of	Assumed Contract Value	Withdrawal Taken	Purchase Payments @4%	7th Anniversary Value Purchase Payment Accumulation @4%	Death Benefit
7th Anniversary	$174,000	–	$144,499	$174,000	$174,000
8th Anniversary	$179,000	$10,000	$140,279	$170,960	$170,960
9th Anniversary	$178,000	$10,000	$135,890	$167,798	$168,000
•
After 7th anniversary, the Purchase Payment Accumulation and 7th Anniversary lock in increase by the 4% compounding then reduce dollar-for-dollar for withdrawals taken.
○
At 8th anniversary, Purchase Payments was $140,279 [$144,999 × (1 + 4%) – $10,000]; the 7th Anniversary Value Purchase Payment Accumulation reduced to $170,960 [$174,000 × (1 + 4%) – $10,000]; the contract value was $169,000 ($179,000 – $10,000); therefore, the death benefit was $170,960.
○
At 9th anniversary, Purchase Payments increased by 4% to $135,890 [$140,279 × (1 + 4%) – $10,000]; the 7th Anniversary Value Purchase Payment Accumulation reduced to $167,798 [$170,960 × (1 + 4%) – $10,000]; the contract value was $168,000 ($178,000 – $10,000); therefore, the death benefit was $168,000.
D-2

The Statement of Additional Information (SAI) contains additional information about the contract, the Company, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. You may request a free copy of the SAI or submit inquiries by:
•
Mailing: Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570
•
Calling: (855) 421-2692
•
Visiting: www.corebridgefinancial.com/ProductProspectuses
You may also obtain other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000124666

STATEMENT OF ADDITIONAL INFORMATION
FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT
ISSUED BY
AMERICAN GENERAL LIFE INSURANCE COMPANY
IN CONNECTION WITH
VARIABLE SEPARATE ACCOUNT
POLARIS VARIABLE ANNUITY
This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated May 1, 2026, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (855) 421-2692, visiting www.corebridgefinancial.com/ProductProspectuses, or writing us at:
AMERICAN GENERAL LIFE INSURANCE COMPANY
ANNUITY SERVICE CENTER
P.O. BOX 15570
AMARILLO, TEXAS 79105-5570
May 1, 2026

Separate Account and the Company
American General Life Insurance Company (“AGL” or the “Company”) is a stock life insurance company organized under the laws of the State of Texas on April 11, 1960. AGL is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). On March 26, 2026, Corebridge and Equitable Holdings, Inc., announced that they entered into a definitive agreement to combine in an all-stock merger. Under the terms of the merger agreement, both companies will become wholly owned subsidiaries of a newly formed holding company, which will be renamed “Equitable Holdings, Inc.” upon the closing of the transaction. The transaction is expected to close by year-end 2026, subject to certain regulatory approvals and other customary closing conditions. Upon completion of the transaction, AGL will be an indirect wholly owned subsidiary of the new Equitable Holdings, Inc. AGL offers individual term and universal life insurance, as well as fixed, variable and registered index-linked annuities in all states except in New York.
On December 31, 2012, SunAmerica Annuity and Life Assurance Company (“SunAmerica Annuity”), American General Assurance Company (“AGAC”), American General Life and Accident Insurance Company (“AGLA”), American General Life Insurance Company of Delaware (“AGLD”), SunAmerica Life Insurance Company (“SALIC”) and Western National Life Insurance Company, (“WNL”), affiliates of American General Life Insurance Company, merged with and into American General Life Insurance Company (“Merger”). Prior to this date, the Polaris contracts were issued by SunAmerica Annuity in all states except New York.
Variable Separate Account (“Separate Account”) was originally established by Anchor National Life Insurance Company (“Anchor National”) under Arizona law on January 1, 1996 when it assumed the Separate Account, originally established under California law on June 25, 1981. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company (“SunAmerica Life”). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company. These were name changes only and did not affect the substance of any contract. Prior to December 31, 2012, the Separate Account was a separate account of SunAmerica Annuity. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, the Separate Account was transferred to and became a Separate Account of AGL under Texas law.
The Separate Account meets the definition of a “Separate Account” under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.
The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.
The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges and fees.
The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds’ management to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

Another important feature of the contract related to its basic objective is the Company’s promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).
American Home Assurance Company
All references in this SAI to American Home Assurance Company (“American Home”) apply only to contracts issued prior to December 29, 2006 at 4:00 p.m. Eastern Time. American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home’s principal executive office is located at 1271 Avenue of the Americas, FL37, New York, NY 10020-1304. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc.
Custodian
The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
General Account
The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the available fixed account options and/or available DCA fixed accounts in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company’s general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company’s assets held in the general account will be available to fund the Company’s obligations under the contracts as well as such other claims.
The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.
Annuity Income Payments
Initial Monthly Annuity Income Payments
The initial monthly annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax if applicable, and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.
The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first monthly variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.

Subsequent Monthly Annuity Income Payments
For fixed annuity income payments, the amount of the second and each subsequent monthly fixed annuity income payment is the same as that determined above for the first fixed monthly annuity income payment.
For variable annuity income payments, the amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly variable annuity income payment, above, by the Annuity Unit value as of the day preceding the date on which each monthly variable annuity income payment is due.
Annuity Unit Values
The value of an Annuity Unit is determined independently for each Variable Portfolio.
The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly variable annuity income payment would be higher, but the actual net investment rate would also have to be higher in order for variable annuity income payments to increase (or not to decrease).
The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each monthly variable annuity income payment will vary accordingly.
For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.
Net Investment Factor
The Net Investment Factor (“NIF”) is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.
The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:
(a)
is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and
(b)
is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.
The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.
Illustrative Example
Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange (“NYSE”) on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:
NIF	=	($11.46/$11.44)
	=	1.00174825
The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the variable annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:
(1/12)
1/	[(1.035)		]	=	0.99713732
In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:
$10.103523 x 1.00174825 x 0.99713732 = $10.092213
To determine the initial variable annuity income payment, the annuity income payment for variable annuitization is calculated based on our mortality expectations and an assumed investment rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.
The NIF measures the performance of the funds that are basis for the amount of future variable annuity income payments. This performance is compared to the monthly AIR, and if the rate of growth in the NIF is the same as the monthly AIR the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio NIF / (1+AIR), calculated on a monthly basis. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.
Variable Annuity Income Payments
Illustrative Example
Assume that a contract has all of its account value allocated to a single Variable Portfolio. As of the last valuation preceding the Annuity Date, the account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655 (i.e., the account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second variable annuity income payment date is $13.327695.
The first variable annuity income payment is determined using the annuity factor tables specified in the contract. These tables supply monthly annuity income payment factors, determined by the sex, age of the Annuitant and annuity income option selected, for each $1,000 of applied contract value. If the applicable factor is 5.21 for the annuitant in this hypothetical example, the first variable annuity income payment is determined by multiplying the factor of $5.21 by the result of dividing the account value by $1,000:
First variable annuity income payment = $5.21 x ($116,412.31/$1000) = $606.51
The number of Annuity Units (which will be constant unless the account values is transferred to another account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:
Annuity Units = $606.51/$13.256932 = 45.750404
The second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second variable annuity payment due date:
Second variable annuity income payment = 45.750404 x $13.327695 = $609.75
The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.
Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.

Broker-Dealer Firms Receiving Revenue Sharing Payments
The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that received a revenue sharing payment of more than $15,000 as of the calendar year ending December 31, 2025, from American General Life Insurance Company and The United States Life Insurance Company in the City of New York, both affiliated companies. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
Ameriprise	MML Investors
Centaurus Financial, Inc	Osaic Institutions, Inc
Cetera Advisor Networks LLC	Osaic Wealth Inc
Cetera Advisors LLC	Primerica
Cetera Financial Institutions	Raymond James & Associates
Edward Jones	Stifel Nicolaus
Independent Financial Group	Wells Fargo Advisors PCG
Kestra Investment Services	Wells Fargo Advisors WBS
We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.
Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.
Distribution of Contracts
The contracts are offered on a continuous basis through Corebridge Capital Services, Inc., located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302. Corebridge Capital Services, Inc. (“CCS”) is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. CCS is a wholly-owned subsidiary of AGL. No underwriting fees are paid in connection with the distribution of the contracts.

Financial Statements
PricewaterhouseCoopers LLP, located at 300 Madison Avenue New York, New York, 10017, serves as the independent registered public accounting firm for Variable Separate Account, American General Life Insurance Company (“AGL”), and American Home Assurance Company.
You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or by calling (855) 421-2692. The financial statements have also been filed with the SEC and can be obtained through its website at www.sec.gov.
The following financial statements incorporated by reference within the SAI included on the most recent Form N-VPFS filed with the SEC have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:
•
The Audited statement of assets and liabilities of Variable Separate Account of American General Life Insurance Company as of December 31, 2025, and the related statements of operations and changes in net assets for each of the two years in the period then ended December 31, 2025.
•
The Audited Statutory Financial Statements and Supplemental Information of American General Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and December 31, 2024, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025.
The following financial statements incorporated by reference within the SAI included on the most recent Form N-VPFS filed with the SEC have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:
•
The Audited Statutory Basis Financial Statements of American Home Assurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and December 31, 2024, and the related statutory statements of operations, and of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2025.
The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.
You should only consider the statutory financial statements of American Home Assurance Company (“American Home”) that we include in the Statement of Additional Information as a bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee of insurance obligations under contracts issued prior to December 29, 2006, at 4:00 p.m. Eastern Time (“Point of Termination”). Contracts with an issue date after the Point of Termination are not covered by the American Home guarantee.

Part C — Other Information
Item 27.  Exhibits

Exhibit Number	Description	Location
(a)	Resolutions Establishing Separate Account	Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 28, File Nos. 033-47473 and 811-03859, filed on January 30, 1998, Accession No. 0000950148-98-000135.
(b)	Custodian Agreements	Not Applicable
(c)(1)	Distribution Agreement	Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 20, File Nos. 333-185762 and 811-03859, filed on April 25, 2019, Accession No. 0001193125-19-119309.
(c)(2)	Selling Agreement	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(d)(1)	Variable Annuity Contract	Incorporated by reference to Post-Effective Amendment No. 12 and Amendment No. 29, File Nos. 033-47473 and 811-03859, filed on March 20, 1998, Accession No. 0000950148-98-000537.
(d)(2)	Extended Legacy Program Guide	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 18, File Nos. 333-137867 and 811-03859, filed on April 27, 2011, Accession No. 0000950123-11-040070.
(e)	Application for Contract
(e)(1)	Application for Contract	Incorporated by reference to Post-Effective Amendment No. 12 and Amendment No. 29, File Nos. 033-47473 and 811-03859, filed on March 20, 1998, Accession No. 0000950148-98-000537.
(e)(2)	Merger Endorsement	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(f)	Corporate Documents of Insurance Company
(f)(1)	Articles of Incorporation and all Amendments for American General Life Insurance Company	Incorporated by reference to Initial Registration Statement on Form S-1, filed on February 21, 2024, Accession No. 0001193125-24-040282.
(f)(2)	By-Laws of American General Life Insurance Company, restated as of June 8, 2005
Incorporated by reference to Post-Effective Amendment No. 11 and Amendment No. 46, File Nos. 333-43264 and 811-08561,
of American General Life Insurance Company Separate
Account VL-R, filed on August 12, 2005, Accession
No. 0001193125-05-165474.

(g)	Reinsurance Contract	Not Applicable
(h)	Participation Agreements
(h)(1)	American Funds Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-91860 and 811-03859, filed on October 28, 2002 Accession No. 0000898430-02-003844.
(h)(2)	SunAmerica Series Trust Fund Participation Agreement	Filed Herewith
(h)(3)	Lord Abbett Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-91860 and 811-03859, filed on October 28, 2002 Accession No. 0000898430-02-003844.
(h)(4)	Van Kampen Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-66114 and 811-03859, filed on October 25, 2001 Accession No. 0000950148-01-502065.

Exhibit Number	Description	Location
(h)(5)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 8, File Nos. 333-157199 and 811-03859, filed on August 25, 2010, Accession No. 0000950123-10-080861.
(h)(7)	Letters of Consent to the Assignment of the Fund Participation Agreement	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(h)(8)	Seasons Series Trust Fund Participation Agreement	Filed Herewith
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts
(j)(1)	General Guarantee Agreement by American Home Assurance Company	Incorporated by reference to Post-Effective Amendment No. 25 and Amendment No. 42, File Nos. 033-47473 and 811-03859, filed on August 12, 2005, Accession No. 0000950129-05-008173.
(j)(2)	Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006	Incorporated by reference to Post-Effective Amendment No. 16 and Amendment No. 17, File Nos. 333-66106 and 811-07727, filed on December 12, 2006, Accession No. 0000950124-06-007496.
(j)(3)	Notice of Termination of Support Agreement	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 18, File Nos. 333-137867 and 811-03859, filed on April 27, 2011, Accession No. 0000950123-11-040070.
(j)(4)	Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company	Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-185778 and 811-03859, filed on April 30, 2014, Accession No. 0000950123-14-004617.
(j)(5)	Agreement and Plan of Merger	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(j)(6)	CMA Termination Agreement	Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-185798 and 811-03859, filed on April 30, 2015, Accession No. 0001193125-15-161174.
(k)(1)	Opinion and Consent of Counsel	Incorporated by reference to Initial Registration Statement, File Nos. 333-185798 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014459.
(k)(2)	Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-91860 and 811-03859, filed on October 28, 2002 Accession No. 0000898430-02-003844.
(l)	Consents of Independent Registered Public Accounting Firm	Filed Herewith
(m)	Financial Statements Omitted	None
(n)	Initial Capitalization Agreement	Not Applicable
(o)	Form of Initial Summary Prospectus	Not Applicable
(p)	Power of Attorney
(p)(1)	Power of Attorney — American General Life Insurance Company Directors	Incorporated by reference to Post-Effective Amendment No. 10 to Form N-4, File No. 333-277203, filed on October 24, 2025, Accession No. 0001193125-25-25000.
(p)(2)	Power of Attorney — American Home Assurance Company Directors	Filed Herewith
(q)	Letter Regarding Change in Certifying Accountant	Not Applicable
(r)	Historical Current Limits on Index Gains	Not Applicable

Item 28. Directors and Officers of the Insurance Company
The directors and principal officers of the American General Life Insurance Company are set forth below. The business address of each officer and director is 2727-A Allen Parkway, 3-D1, Houston, TX 77019, unless otherwise noted.
Names, Positions and Offices Held with the Insurance Company
Christopher B. Smith (7)	Director, Chairman of the Board and President
Christopher P. Filiaggi (7)	Director, Senior Vice President and Chief Financial Officer
Jonathan J. Novak (1)	Director, President, Institutional Markets
Bryan A. Pinsky (2)	Director, President, Individual Retirement and Life Insurance
Lisa M. Longino (7)	Director, Executive Vice President and Chief Investment Officer
David Ditillo (5)	Director, Executive Vice President and Chief Information Officer
Emily W. Gingrich (4)	Director, Senior Vice President, Chief Actuary and Corporate Illustration Actuary
Eric G. Tarnow	Director, Senior Vice President, Head of Life Insurance
Terri N. Fiedler (3)	Director
Elizabeth B. Cropper (7)	Executive Vice President and Chief Human Resources Officer
John P. Byrne III (3)	President, Financial Distributor
Steven D. (“Doug”) Caldwell, Jr. (7)	Executive Vice President and Chief Risk Officer
Christina M. Haley (2)	Senior Vice President, Individual Retirement Products
Patricia M. Schwartz (2)	Senior Vice President, Head of Valuation and Financial Reporting, and Appointed Actuary
Sai P. Raman (6)	Senior Vice President, Institutional Markets
Mallary L. Reznik (2)	Senior Vice President, General Counsel and Assistant Secretary
Jeannette N. Pina (7)	Senior Vice President, Corporate Secretary
Jonathan A. Gold (7)	Senior Vice President and Deputy Investment Officer
Brigitte K. Lenz	Vice President and Controller
Jennifer Powell (3)	Vice President and Chief Compliance Officer, and 38a-1 Compliance Officer
Brian O. Moon (7)	Vice President and Treasurer
Mersini G. Keller	Vice President and Tax Officer
Angel R. Ramos	Vice President and Tax Officer
Aimy T. Tran (2)	Vice President, Product Filing
Tyra G. Wheatley	Vice President, Product Filing
Korey L. Dalton	Vice President
Christopher J. Hobson (2)	Vice President
Jennifer N. Miller	Vice President
Marjorie D. Brothers (3)	Assistant Secretary
Alison Chen (1)	Assistant Secretary
William Langston (7)	Assistant Secretary
Angela G. Bates (4)	Anti-Money Laundering and Economic Sanctions Compliance Officer
Joey D. Zhou (3)	Illustration Actuary
Michael F. Mulligan (1)	Head of International Pension Risk Transfer
Ethan D. Bronsnick (7)	Head of U.S. Pension Risk Transfer and Head of Structured Settlements
Aileen V. Apuy	Manager, State Filings
Connie C. Merer (1)	Assistant Manager, State Filings
Melissa H. Cozart (3)	Privacy Officer
Thomas Bartolomeo	Chief Information Security Officer

(1)
10880 Wilshire Boulevard, Suite 1101, Los Angeles, CA 90024
(2)
21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(3)
2919 Allen Parkway, Houston, TX 77019
(4)
1133 Avenue of the Americas, 33rd Floor, New York, NY 10036
(5)
3211 Shannon Road, Durham, NC 27707
(6)
401 Merritt 7, Norwalk, CT 06851

(7)
30 Hudson Street, Jersey City, NJ 07302
Item 29. Persons Controlled By or Under Common Control with the Insurance Company or the Registered Separate Account
The Registered Separate Account is a separate account of American General Life Insurance Company (“Insurance Company”). The Insurance Company is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). An organizational chart for Corebridge can be found as Exhibit 21 in Corebridge’s Form 10-K, SEC File No. 001-41504, Accession No. 0001889539-26-000022, filed on February 11, 2026. Exhibit 21 is incorporated herein by reference.
Item 30.  Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Registered Separate Account pursuant to the foregoing provisions, or otherwise, the Registered Separate Account has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registered Separate Account of expenses incurred or paid by a director, officer or controlling person of the Registered Separate Account in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registered Separate Account will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
American General Life Insurance Company
To the full extent authorized by law, AGL shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of AGL. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.
Item 31.  Principal Underwriter
(a)  Corebridge Capital Services, Inc. acts as distributor for the following investment companies:
American General Life Insurance Company
Variable Separate Account
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
AG Separate Account D
AGL Separate Account I of AGL
AGL Separate Account VL-R
The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account Five
USL Separate Account VL-R
USL Separate Account USL A
USL Separate Account RS
The Variable Annuity Life Insurance Company
Variable Annuity Life Insurance Co Separate Account A
VALIC Company I

(b)  Directors, Officers and principal place of business:
Officer/Directors*	Position
Christina Nasta	Director, Chairman of the Board, President and Chief Executive Officer
John P. Byrne III (1)	Director
Nicholas G. Intrieri	Director
Ryan Tapak	Director
Eric Taylor	Director
Cynthia L. Burnette (1)	Vice President, Chief Financial Officer, Chief Operations Officer, Treasurer and Controller
Michael Fortey (1)	Chief Compliance Officer
Jeannette N. Pina	Senior Vice President and Corporate Secretary
Mersini G. Keller	Vice President, Tax Officer
Anish Cheeran (1)	Vice President, Tax Officer
Angel Ramos (1)	Vice President, Tax Officer
Katarzyna Halasiewicz(1)	Vice President, Tax Officer
Mallary L. Reznik (2)	Vice President
Marjorie Brothers (1)	Assistant Secretary
Allison Chen (2)	Assistant Secretary
William Langston	Assistant Secretary

*
Unless otherwise indicated, the principal business address of Corebridge Capital Services, Inc. and of each of the above individuals is 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.
(1) Principal business address 2919 Allen Parkway, Houston, TX 77019
(2) Principal business address 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997
(c)  Corebridge Capital Services, Inc. retains no compensation or commissions from the Registered Separate Account.
Item 32.  Location of Accounts and Records
All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company’s Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.
Item 33.  Management Services
Not Applicable.
Item 34.  Fee Representation and Other Representations
Fee Representation
Insurance Company represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Insurance Company in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.
Other Representations
The Registered Separate Account hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registered Separate Account has complied with conditions one through four on the No-Action Letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Separate Account, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on this 27th day of April, 2026.
Variable Separate Account
(Registered Separate Account)
BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
(On behalf of the Registered Separate Account and itself)
BY: * CHRISTOPHER P. FILIAGGI

  CHRISTOPHER P. FILIAGGI
  DIRECTOR, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
*CHRISTOPHER B. SMITH CHRISTOPHER B. SMITH	Director, Chairman of the Board and President (Principal Executive Officer)	April 27, 2026

*CHRISTOPHER P. FILIAGGI CHRISTOPHER P. FILIAGGI	Director, Senior Vice President, and Chief Financial Officer (Principal Financial Officer) (Principal Accounting Officer)	April 27, 2026

*TERRI N. FIEDLER TERRI N. FIEDLER	Director	April 27, 2026

*EMILY W. GINGRICH EMILY W. GINGRICH	Director	April 27, 2026

*LISA M. LONGINO LISA M. LONGINO	Director	April 27, 2026

*JONATHAN J. NOVAK JONATHAN J. NOVAK	Director	April 27, 2026

*BRYAN A. PINSKY BRYAN A. PINSKY	Director	April 27, 2026

*ERIC G. TARNOW ERIC G. TARNOW	Director	April 27, 2026

*BY: /s/ TRINA SANDOVAL TRINA SANDOVAL Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.		April 27, 2026

SIGNATURES
American Home Assurance Company has caused this amended registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wilton, and State of Connecticut on the 27th day of April, 2026.
AMERICAN HOME ASSURANCE COMPANY
(Guarantor)
BY: /s/  BRIAN RUCKER

  BRIAN RUCKER
  SENIOR VICE PRESIDENT AND STATUTORY CONTROLLER
This amended registration statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
*BARBARA LUCK BARBARA LUCK	Director, President, Chief Executive Officer, and Chairman of the Board of Directors (Principal Executive Officer)	April 27, 2026

*SHELLEY SINGH SHELLEY SINGH	Director, Chief Financial Officer and Senior Vice President (Principal Financial Officer)	April 27, 2026

*ALLISON COOPER ALLISON COOPER	Director	April 27, 2026

*MOHAMMAD ABU TURAB HUSSAIN MOHAMMAD ABU TURAB HUSSAIN	Director	April 27, 2026

*JOHN F. KLAUS JOHN F. KLAUS	Director	April 27, 2026

*DARREN MEYLER DARREN MEYLER	Director	April 27, 2026

*KEITH WALSH KEITH WALSH	Director	April 27, 2026

*BY: /s/ BRIAN RUCKER BRIAN RUCKER Attorney-in-Fact (Exhibit to the Registration Statement)		April 27, 2026